[front cover]

[logo] STATE STREET RESEARCH

STATE STREET RESEARCH
HIGH INCOME FUND

ANNUAL REPORT
March 31, 1997

[graphic of person fishing]

WHAT'S INSIDE

From the Chairman:
The markets kept
us on our toes

Portfolio Manager's Review:
Solid performance from
high-yield bonds

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements


                               [DALBAR box logo]
                               DALBAR KEY HONORS
                                 COMMITMENT TO:
                                   INVESTORS
                                      1996

                                 For Excellence
                                       in
                              Shareholder Service

FROM THE CHAIRMAN

[PHOTO: Ralph F. Verni]

Dear Shareholders:

The markets kept us on our toes, but the past 12 months brought another year of positive returns for many investors. For a good portion of the year ended March 31, 1997, there were strong profits, low inflation and slow to moderate economic growth. The Lehman Brothers Government/Corporate Bond Index gained +4.46% and the Standard & Poor's 500 Composite Index increased +19.82% for the year ended March 31, 1997.(1)

However, the first quarter of 1997 saw the economy grow faster than expected. This growth prompted the Federal Reserve to raise the Federal Funds rate by one-quarter point, the first such increase since early 1995.

The Fed's tightening had a predictable effect on both the stock and bond markets. The bond market anticipated and then reacted to the Fed's action by experiencing negative returns for the first quarter for all sectors but the high-yield area. The stock market, as measured by the Dow Jones Industrial Average, experienced a sizable correction as the quarter ended.

The bond market has yields topping 7% at this writing, so investor interest is likely to increase in this area. We believe the correction in the stock market is normal and long overdue. At current levels, we see stock market valuations as fairly reasonable, given today's relatively low rates and inflation.

What's the outlook?

The economy remains quite healthy, with unemployment low and job creation strong. Corporate profitability and consumer confidence also remain high. Therefore, our outlook remains positive. We recommend that investors stay true to their long-term investment goals. In time, the markets tend to recover from short-term setbacks. If you are concerned about the current market environment, it is always a good idea to consult your investment professional.

The economy remains quite healthy, with unemployment low and job creation strong. Corporate profitability and consumer confidence also remain high. Therefore, our outlook remains positive. We recommend that investors stay true to their long-term investment goals. In time, the markets tend to recover from short-term setbacks. If you are concerned about the current market environment, it is always a good idea to consult your investment professional.

Thank you for investing with State Street Research.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman
March 31, 1997

(1) The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3) +9.35% for Class B shares; +10.63% for Class C shares; +9.52% for Class D shares.

(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In January 1994, the Fund changed its investment objective to include capital appreciation as a secondary part of its objective, and to allow greater use of lower-rated securities, and convertible and preferred securities. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(5) Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable.

(6) Cumulative total returns are not annualized and do not reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

FUND INFORMATION (all data are for periods ended March 31, 1997)


Total value of $10,000 invested on March 31, 1987(2)
(Class A shares, at maximum applicable sales charge)


[GRAPHIC INSERTED HERE]
[MOUNTAIN CHART PLOT POINTS]
3/87           9550
3/88          10004
3/89          11247
3/90          10484
3/91          10713
3/92          13814
3/93          16397
3/94          18786
3/95          19124
3/96          21581
3/97          23804


SEC Yield

---------------------------
Class A              7.60%
---------------------------
Class B              7.22%
---------------------------
Class C              8.27%
---------------------------
Class D              7.20%
---------------------------

SEC yield is based on the net investment income produced for the 30 days ended March 31, 1997. Yield does not necessarily reflect the income stream an investor can expect. A high yield is in part indicative of the lower prices of the high-risk bonds in the Fund's portfolio. Such lower prices reflect the increased risk of the financial restructuring or default of the issuers of such bonds.

SEC Average Annual Compound
Rates of Return
(at maximum applicable sales charge)(4,5)

----------------------------------------------------
                    10 Years    5 Years     1 Year
----------------------------------------------------
Class A               +9.06%     +10.48%     +5.34%
----------------------------------------------------
Class B               +9.21%     +10.52%     +4.35%
----------------------------------------------------
Class C               +9.63%     +11.63%    +10.63%
----------------------------------------------------
Class D               +9.22%     +10.81%     +8.52%
----------------------------------------------------


Cumulative Total Returns
(do not reflect sales charge)(4,6)

----------------------------------------------------
                    10 Years    5 Years     1 Year
----------------------------------------------------
Class A              +149.38%    +72.34%    +10.30%
----------------------------------------------------
Class B              +141.52%    +66.90%     +9.35%
----------------------------------------------------
Class C              +150.89%    +73.38%    +10.63%
----------------------------------------------------
Class D              +141.78%    +67.08%     +9.52%
----------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

[PHOTO: Bartlett R. Geer]
Bartlett R. Geer
Portfolio Manager

The following is a discussion with High Income Fund portfolio manager Bartlett R. Geer. Bart is the lead portfolio manager for our equity group's value team. He has 17 years of investment experience.

Q: How did the Fund perform over the past year?
A: The Fund turned in a solid performance but slightly underperformed the average of its competitive group. Class A shares generated a total return of +10.30% (does not reflect sales charge) versus the average of +11.35% of the 154 fund classes in Lipper Analytical Services' High Current Yield Funds category.(3)

Q: What was the environment like for high-yield bonds over the past twelve months?
A: The environment was extremely positive for high-yield bonds for most of the past year. At the end of 1996, however, interest rates began to rise. Throughout 1996 and the first part of 1997, the economic climate was favorable and demand was strong from both traditional and non-traditional investors in high-yield bonds. The economy was strong enough to sustain solid corporate earnings and generous cash flow. Inflation was low and interest rates were stable.

High-yield bonds were the top-performing U.S. fixed-income sector during the past year and were the only U.S. fixed-income sector to generate a positive return in the first quarter of 1997. In addition to the attractive yields in an otherwise low-interest-rate environment, positive events, such as takeovers, pushed high-yield bond prices higher.

Q: Why did the environment change in 1997?
A: The economy began to show signs of strength late in 1996. U.S. Treasury yields rose further in March 1997, as the Federal Reserve Board raised the Federal Funds rate--the rate at which banks lend to each other overnight--by a quarter of a percent. High-yield bonds maintained their value better than most U.S. fixed-income sectors during this time. Yields rose, however, as the effects of the weaker U.S. Treasury market "spilled over" into the high-yield sector.

Q: How was the Fund invested?
A: We primarily invested in B-rated bonds. These bonds tended to benefit from the healthy economic environment and provided attractive yields. We also believe that B-rated bonds help us add more value through our fundamental credit research. In terms of sectors, telecommunications was a point of focus over the past year.

Q: What is your outlook going forward?
A: We think there could be moderately higher interest rates over the near term, but believe the economic environment is still favorable for high-yield bonds. We expect these somewhat higher interest rates could slow economic growth later in the year.

The yields of lower-quality bonds recently have risen, bringing them back to more historically consistent relationships with higher-quality alternatives. This makes them more attractive than they were over the past couple of months. If interest rates keep rising, we will continue to emphasize B-rated bonds for their higher yields and lower vulnerability to interest-rate movements.

March 31, 1997

Asset Allocation
(by percentage of net assets)

[PIE CHART PLOT POINTS]

Preferred stocks 3%
BB 4%
Common stocks 5%
Cash 6%
CCC 10%
Convertibles 12%
B 60%

Quality ratings based on those provided by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Service, Inc.
*14% of the above bonds were unrated and included among relevant rating categories as determined by the Fund's manager.

5 Largest Industry Positions
(by percentage of net assets)

[BAR CHART PLOT POINTS]

Technology and communications 24.6%
Media 12.7%
Oil and gas 5.9%
Cable television 5.8%
Metals/mining/steel 5.4%
Total: 54.4%

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
March 31, 1997

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
BONDS 74.2%
Aerospace/Defense 1.5%
Dyncorp Inc. Sr. Sub. Note, 9.50%+                   $ 2,250,000     3/01/2007    $ 2,193,750
Haynes International Inc. Sr. Note, 11.625%            5,240,000     9/01/2004      5,502,000
Ladish Company, Inc. Sr. Sub. Sec. Note, 12.00%++        199,732    12/22/2000        213,234
Ladish Inc. Sr. Sub. Note, 12.00%++**@                   975,550    12/22/2000        908,530
Wyman-Gordon Co. Sr. Note, 10.75%                      5,390,000     3/15/2003      5,740,350
                                                                                 --------------
                                                                                   14,557,864
                                                                                 --------------
Airlines 1.3%
CHC Helicopter Corp. Sr. Sub. Note, 11.50%            11,700,000     7/15/2002     12,051,000
                                                                                 --------------
Automotive Parts 0.2%
Exide Corp. Sr. Note, 10.00%                           2,250,000     4/15/2005      2,250,000
                                                                                 --------------
Cable Television 5.2%
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 14.50% from 6/15/99 to maturity            15,685,372     6/15/2004      5,333,027
American Telecasting Inc. Sr. Note Series B, 0.00%
  to 8/14/2000, 14.50% from 8/15/2000 to maturity      4,545,000     8/15/2005      1,386,225
Intermedia Capital Partners LP Sr. Note, 11.25%        6,250,000     8/01/2006      6,375,000
Marcus Cable Co. L.P. Sr. Deb., 11.875%                6,500,000    10/01/2005      6,760,000
Marcus Cable Co. L.P. Sr. Note, 0.00% to 6/14/2000,
  14.25% from 6/15/2000 to maturity                   19,750,000    12/15/2005     13,627,500
Telewest Communications PLC Sr. Deb., 9.625%           2,000,000    10/01/2006      1,940,000
Wireless One Inc. Sr. Disc. Note, 13.00%              10,950,000    10/15/2003      7,117,500
Wireless One Inc. Sr. Note, 0.00% to 7/31/2001,
  13.50% from 8/1/2001 to maturity                    27,250,000     8/01/2006      7,357,500
                                                                                 --------------
                                                                                   49,896,752
                                                                                 --------------
Capital Goods/Equipment 4.3%
Celestica International Inc. Sr. Sub. Note, 10.50%+    1,750,000    12/31/2006      1,837,500

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Capital Goods/Equipment (cont'd)

Chatwins Group Inc. Sr. Exch. Note, 13.00%           $ 6,250,000     5/01/2003    $ 5,812,500
ICF International Inc. Sr. Sub. Note, 13.00%          10,250,000     6/30/1996      9,686,250
Intertek Financial Corp. Sr. Sub. Note, 10.25%+        9,000,000    11/01/2006      9,270,000
Tokheim Corp. Sr. Sub. Note Series B, 11.50%          10,500,000     8/01/2006     11,235,000
Tracor Inc. Sr. Sub. Note, 8.50%+                      3,250,000     3/01/2007      3,120,000
                                                                                 --------------
                                                                                   40,961,250
                                                                                 --------------
Conglomerate 0.9%
Alvey Systems Inc. Sr. Sub. Note, 11.375%              7,375,000     1/31/2003      7,670,000
Axia Inc. Sr. Sub. Note Series B, 11.00%                 750,000     3/15/2001        765,000
                                                                                 --------------
                                                                                    8,435,000
                                                                                 --------------
Consumer Goods & Services 3.0%
Anchor Advanced Products Inc. Sr. Note, 11.75%+        3,000,000     4/01/2004      3,037,500
La Petite Holdings Corp. Sr. Sec. Notes, 9.625%       10,750,000     8/01/2001     10,535,000
Norcal Waste Systems Inc. Sr. Note Series B, 13.00%
  to 5/14/97, 13.25% from 5/15/97 to 11/14/97,
  13.50% from 11/15/97 to maturity                     7,940,000    11/15/2005      8,734,000
Renaissance Cosmetics Inc. Sr. Note, 11.75%+           1,000,000     2/15/2004      1,005,000
Rose Hills Acquisition Corp. Sr. Sub. Note, 9.50%+     4,750,000    11/15/2004      4,797,500
                                                                                 --------------
                                                                                   28,109,000
                                                                                 --------------
Electric Utility 0.2%
Calpine Corp. Sr. Note, 9.25%                          2,000,000     2/01/2004      2,000,000
                                                                                 --------------
Entertainment/Leisure 2.5%
Coleman Worldwide Corp. Sr. Sec. Liquid Yield
  Option Note, 0.00%                                  65,000,000     5/27/2013     18,850,000
Premier Parks Inc. Sr. Note Series A, 12.00%           3,300,000     8/15/2003      3,630,000
Premier Parks Inc. Sr. Note, 9.75%                     1,000,000     1/15/2007      1,015,000
                                                                                 --------------
                                                                                   23,495,000
                                                                                 --------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Food & Beverage 0.8%
Cafeteria Operators L.P. Sr. Sec. Note, 12.00%       $ 8,082,980    12/31/2001    $ 7,759,661
                                                                                 --------------
Gaming & Lodging 0.5%
Belle Casinos Inc. First Mortgage Note, 12.00%+***       700,000    10/15/2000        266,000
Mohegan Tribal Gaming Authority Sr. Sec. Notes
  Series B, 13.50%                                     3,000,000    11/15/2002      3,870,000
Treasure Bay Gaming and Resorts, Inc. First
  Mortgage Units, 12.25%+***                           1,000,000    11/15/2000        200,000
                                                                                 --------------
                                                                                    4,336,000
                                                                                 --------------
Grocery 2.5%
Electronic Retailing Systems International, Inc.
  Unit, 13.25%+                                        1,500,000     2/01/2004      1,012,500
Grand Union Co. Sr. Sub. Note, 12.00%                 13,000,000     9/01/2004     12,772,500
Pathmark Stores Inc. Sub. Note, 11.625%                3,750,000     6/15/2002      3,871,875
Ralphs Grocery Co. Sr. Sub. Note, 13.75%               2,500,000     6/15/2005      2,675,000
Safeway Inc. Lease Certificate, 13.50%                    90,123     1/15/2009        126,623
Star Market Inc. Sr. Sub. Note, 13.00%                 2,500,000    11/01/2004      2,800,000
Victory Markets Inc. Sub. Deb., 12.50%***                925,000     3/15/2000         46,250
                                                                                 --------------
                                                                                   23,304,748
                                                                                 --------------
Hospital/Health Care 1.8%
Dade International Inc. Sr. Sub. Note, 11.125%         4,000,000     5/01/2006      4,510,000
Healthsource Inc. Sub. Cv. Note, 5.00%                 2,000,000     3/01/2003      1,962,500
Owens & Minor Inc. Sr. Sub. Note, 10.875%              1,875,000     6/01/2006      2,020,313
Quest Diagnostics Inc. Sr. Sub. Note, 10.75%           5,250,000    12/15/2006      5,407,500
Theratx, Inc. Cv. Sub. Deb., 8.00%                     3,000,000     2/01/2002      2,902,500
                                                                                 --------------
                                                                                   16,802,813
                                                                                 --------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Media 9.9%
Affiliated Newspapers Investments, Inc. Sr. Deb.,
  0.00% to 6/30/99, 13.25% from 7/1/99 to maturity   $ 3,000,000     7/01/2006    $ 2,550,000
Affinity Group Inc. Sr. Sub. Deb., 11.50%              5,250,000    10/15/2003      5,512,500
Allbritton Communications Co. Sr. Sub. Deb., 11.50%    5,000,000     8/15/2004      5,225,000
Benedek Broadcasting Corp. Sr. Note, 11.875%           6,250,000     3/01/2005      6,875,000
Benedek Communications Corp. Sr. Sub. Note, 0.00%
  to 5/14/2001, 13.25% from 5/15/2001 to maturity     16,500,000     5/15/2006      9,570,000
Busse Broadcasting Corp. Sr. Sec. Note, 11.625%        4,000,000    10/15/2000      4,210,000
Capstar Broadcasting Partners Sr. Note, 0.00% to
  1/31/2002, 12.75% from 2/1/2002 to maturity+        15,500,000     2/01/2009      8,215,000
Lamar Advertising Co. Sr. Sub. Note, 9.625%            3,250,000    12/01/2006      3,250,000
Muzak L.P. Sr. Note, 10.00%                            3,000,000    10/01/2003      3,030,000
Outdoor Systems Inc. Sr. Sub. Note, 9.375%            11,250,000    10/15/2006     11,475,000
Spanish Broadcasting Systems Inc. Sr. Note, 7.50%
  to 6/14/97, 12.50% from 6/15/97 to maturity         13,250,000     6/15/2002     14,177,500
Sun Media Corp. Sr. Sub. Note, 9.50%+                  3,000,000     2/15/2007      2,850,000
Telemundo Group Inc. Sr. Note, 7.00% to 2/14/99,
  10.50% from 2/15/99 to maturity                      7,000,000     2/15/2006      6,895,000
TV Azteca SA de CV Sr. Note Series B, 10.50%+          3,500,000     2/15/2007      3,410,190
Universal Outdoor Inc. Sr. Sub. Note, 9.75%            6,000,000    10/15/2006      5,940,000
Universal Outdoor Inc. Sr. Sub. Note Series B,
  9.75%+                                               1,250,000    10/15/2006      1,237,500
                                                                                 --------------
                                                                                   94,422,690
                                                                                 --------------
Metals/Mining/Steel 5.4%
Crown Resources Corp. Cv. Sub. Deb., 5.75%               220,000     8/27/2001        193,600
Envirosource Inc. Note, 9.75%                         17,875,000     6/15/2003     17,428,125


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Metals/Mining/Steel (cont'd)
Euramax International PLC Sr. Sub. Note, 11.25%      $ 2,500,000    10/01/2006    $ 2,631,250
GS Technologies Operating Inc. Sr. Note, 12.00%        5,250,000     9/01/2004      5,486,250
NS Group Inc. Sr. Sec. Note, 13.50%                   14,500,000     7/15/2003     15,515,000
Sheffield Steel Corp. First Mortgage Note, 12.00%     10,750,000    11/01/2001     10,105,000
                                                                                 --------------
                                                                                   51,359,225
                                                                                 --------------
Oil & Gas 5.3%
Empire Gas Corp. Sr. Sec. Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity                    11,500,000     7/15/2004     10,005,000
Moran Energy Inc. Cv. Deb., 8.75%                      2,420,000     1/15/2008      2,117,500
TransAmerican Refining Corp. Sr. Note, 0.00% to
  2/14/98, 18.50% from 2/15/98 to 8/14/98, 18.00%
  from 8/15/98 to maturity                            10,000,000     2/15/2002      9,150,000
TransAmerican Refining Corp. Sr. Note, 16.50% to
  8/14/98, 16.00% from 8/15/98 to maturity             5,190,000     2/15/2002      5,605,200
TransTexas Gas Corp. Sr. Sec. Note, 11.50%            21,713,000     6/15/2002     23,775,735
                                                                                 --------------
                                                                                   50,653,435
                                                                                 --------------
Paper Products 2.8%
Crown Packaging Enterprises Ltd. Sr. Sec. Note,
  14.00%+                                              9,000,000     8/01/2006      1,530,000
Crown Packaging Ltd. Sr. Sec. Note, 10.75%             1,000,000    11/01/2000        945,000
Mail-Well Envelope Corp. Sr. Sub. Note, 10.50%         2,250,000     2/15/2004      2,351,250
Packaging Resources Inc. Sr. Sec. Note, 11.625%       12,250,000     5/01/2003     12,678,750
Spinnaker Industries Inc. Sr. Sec. Note, 10.75%+       9,000,000    10/15/2006      9,270,000
                                                                                 --------------
                                                                                   26,775,000
                                                                                 --------------
Plastics 1.2%
Plastic Containers Inc. Sr. Sec. Note, 10.00%+         1,250,000    12/15/2006      1,262,500
Plastic Specialties & Technologies, Inc. Sr. Note,
  11.25%                                               9,750,000    12/01/2003     10,530,000
                                                                                 --------------
                                                                                   11,792,500
                                                                                 --------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Real Estate/Building 0.9%
Miles Homes Services Inc. Sr. Note, 12.00%           $ 2,000,000     4/01/2001    $ 1,620,000
Overhead Door Corp. Note, 12.25%                       7,000,000     2/01/2000      7,350,000
                                                                                 --------------
                                                                                    8,970,000
                                                                                 --------------
Retail Trade 1.0%
Almacs Inc. Sr. Sub. Note, 11.50%**                        1,000    11/18/2004             20
Finlay Enterprises, Inc. Sr. Deb., 0.00% to
  4/30/98, 12.00% from 5/1/98 to maturity             10,070,000     5/01/2005      9,314,750
                                                                                 --------------
                                                                                    9,314,770
                                                                                 --------------
Technology/Communications 23.0%
Advanced Radio Telecom Corp. Unit, 14.00%              6,500,000     2/15/2007      7,085,000
Anacomp Inc. Sr. Sub. Note, 13.00%**                  13,605,260     6/04/2002     14,557,628
Brooks Fiber Properties Inc. Sr. Note, 0.00% to
  2/28/2001, 10.875% from 3/1/2001 to maturity         5,500,000     3/01/2006      3,410,000
Celcaribe SA Sr. Sec. Note, 0.00% to 3/14/98,
  13.50% from 3/15/98 to maturity                      5,810,000     3/15/2004      5,229,000
Clearnet Communications Inc. Sr. Note, 0.00% to
  12/14/2000, 14.75% from
  12/15/2000 to maturity                              27,100,000    12/15/2005     16,666,500
Dial Callable Communications Inc. Sr. Note, 0.00%
  to 4/14/99, 12.25% from 4/15/99 to maturity         10,750,000     4/15/2004      7,740,000
Echostar Satellite Broadcast Corp. Sr. Sec. Note,
  0.00% to 3/14/2000, 13.125% from 3/15/2000 to
  maturity                                             9,000,000     3/15/2004      7,110,000
Geotek Communications Inc. Sr. Note Series B, 0.00%
  to 7/14/2000, 15.00% from 7/15/2000 to maturity      6,000,000     7/15/2005      3,450,000
ICG Holdings Inc. Sr. Note, 0.00% to 9/14/2000,
  13.50% from 9/15/2000 to maturity                   20,575,000     9/15/2005     13,785,250
Intercel Inc. Sr. Note, 0.00% to 1/31/2001, 12.00%
  from 2/1/2001 to maturity                            2,650,000     2/01/2006      1,590,000
Ionica PLC Sr. Note, 13.50%                            8,500,000     8/15/2006      8,500,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                      Principal      Maturity        Value
                                                        Amount         Date        (Note 1)
-----------------------------------------------------------------------------------------------
Technology/Communications (cont'd)
Mobile Telecommunication Technology, Inc. Sr. Sub.
  Disc. Note, 13.50%                                 $ 7,500,000    12/15/2002   $  7,050,000
Nextel Communications Inc. Sr. Note, 0.00% to
  2/14/99, 9.75% from 2/15/99 to maturity             16,000,000     8/15/2004     10,880,000
Orion Network Systems Inc. Unit, 11.25%               14,250,000     1/15/2007     14,036,250
Pagemart Inc. Sr. Exch. Note, 0.00% to 10/31/98,
  12.25% from 11/1/98 to maturity                      7,400,000    11/01/2003      5,920,000
Pagemart Nationwide Inc. Sr. Exch. Note, 0.00% to
  1/31/2000,15.00% from 2/1/2000 to maturity          16,750,000     2/01/2005     11,515,625
Phonetel Technologies Inc. Sr. Note, 12.00%            1,500,000    12/15/2006      1,501,875
Pricellular Wireless Corp. Sr. Note, 10.75%            6,000,000    11/01/2004      6,075,000
Protection One Alarm Inc. Sr. Sub. Note, 0.00% to
  6/29/98, 13.625% from 6/30/98 to maturity            6,000,000     6/30/2005      5,700,000
Qwest Communications International Inc. Sr. Note,
  10.875%+                                             2,000,000     4/01/2007      1,970,000
Real Time Data Inc. Unit, 0.00% to 8/14/2001,
  13.50% from 8/15/2001 to maturity+                  17,436,000     8/15/2006      9,415,440
RSL Communications Ltd. Unit, 12.25%+                 12,500,000    11/15/2006     12,500,000
U.S.A. Mobile Communications Inc. Sr. Note, 9.50%      7,120,000     2/01/2004      6,123,200
U.S.A. Mobile Communications Inc. Sr. Note, 14.00%    11,000,000    11/01/2004     11,770,000
Viatel Inc. Sr. Note, 0.00% to 1/14/2000, 15.00%
  from 1/15/2000 to maturity                           5,190,000     1/15/2005      3,269,700
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000 to
  maturity+                                            6,525,000    10/15/2005      4,110,750
Winstar Equipment Corp. Sr. Sec. Note, 12.50%+        18,250,000     3/15/2004     17,839,375
                                                                                 --------------
                                                                                  218,800,593
                                                                                 --------------
Total Bonds (Cost $716,310,042)                                                   706,047,301
                                                                                 --------------

-----------------------------------------------------------------------------
                                                                   Value
                                                     Shares       (Note 1)
-----------------------------------------------------------------------------
PREFERRED STOCKS 14.7%
Automotive 0.1%
Harvard Industries Inc. 14.25% Exch. Pfd.**          423,790      1,218,396
                                                               --------------
Bank 0.3%
Riverbank America Pfd.*                              110,000      2,640,000
                                                               --------------
Business Service 1.6%
La Petite Holdings Corp. Cum. Red. Exch. Pfd.*       361,000     14,710,750
                                                               --------------
Cable Television 0.6%
Cablevision Systems Corp. Series B Pfd.               57,913      5,168,735
                                                               --------------
Chemical 1.9%
Atlantic Richfield Co. Exch. Note                    836,800     18,409,600
                                                               --------------
Electric 0.0%
Consolidated Hydro Inc. Cv. Pfd.*                      2,000        300,000
                                                               --------------
Food & Beverage 0.1%
Silgan Holdings Inc. Exch. Pfd.*                       1,065      1,235,400
                                                               --------------
Financial Service 0.6%
Gentra Inc. Series G Pfd.*                           100,100      1,418,897
Gentra Inc. Series J Pfd.*                           264,102      3,672,057
Gentra Inc. Series Q Pfd.*                            70,300        787,035
                                                               --------------
                                                                  5,877,989
                                                               --------------
Forest Product 0.7%
Equitable Bag Inc. Series A Pfd.*                    134,760      2,897,340
S.D. Warren Co. Series B Sr. Exch. Pfd.*             108,000      4,023,000
                                                               --------------
                                                                  6,920,340
                                                               --------------
Gaming & Lodging 0.4%
Station Casinos Inc. Cv. Pfd.                         78,600      3,389,625
                                                               --------------
Hotel & Restaurant 0.5%
Ameriking Inc. Sr. Exch. Pfd.*                       191,000      5,061,500
                                                               --------------
Media 2.3%
American Radio Systems Corp. Exch. Pfd.+              12,500      1,225,000
Granite Broadcasting Corp. Cv. Exch. Pfd.            114,700      5,620,300
Granite Broadcasting Corp. Exch. Pfd.+                15,250     14,106,250
SFX Broadcasting Inc. Series E Pfd.                   10,000        990,000
                                                               --------------
                                                                 21,941,550
                                                               --------------
Personal Care 0.0%
Renaissance Cosmetics Inc. Sr. Exch. Pfd.+**              72         63,000
                                                               --------------
Printing & Publishing 3.8%
Hollinger International, Inc. Cv. Pfd.             2,000,000     20,000,000
K-III Communications Corp. Series B Exch. Pfd.**      73,485      8,028,227
K-III Communications Corp. Series D Exch. Pfd.*       80,000      8,020,000
                                                               --------------
                                                                 36,048,227
                                                               --------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                          Value
                                                           Shares       (Note 1)
-----------------------------------------------------------------------------------
Retail Trade 1.4%
Supermarkets General Holdings Corp. Exch. Pfd.**            568,540    $13,502,825
                                                                      --------------
Telephone 0.4%
ICG Holdings Inc. Exch. Pfd.*                                 3,890      3,890,000
                                                                      --------------
Total Preferred Stocks (Cost $151,798,079)                             140,377,937
                                                                      --------------
COMMON STOCKS & OTHER 4.6%
American Communications Services, Inc. Wts.*+                 9,500        285,000
American Telecasting Inc. Wts.*                              41,130         41,130
Ameriking Inc. Com.*+                                         4,775        238,750
Anacomp Inc. Com.*                                          873,507      9,608,577
Anacomp Inc. Wts.*                                           25,848         96,930
Axia Holding Corp. Com.*++                                    2,250         90,000
Bar Technologies Inc. Wts.*+                                  4,250        191,250
Belle Casinos Inc. Wts.*+                                     1,400             14
Boomtown Inc. Wts.*+                                          7,250             15
Celcaribe SA Trust Certificates*+                           944,706      2,125,588
Central Rents Inc. Com.*+                                     5,250        288,750
Chatwins Group Inc. Wts.*+                                    7,000          7,000
CHC Helicopter Corp. Wts.*++                                 46,000         23,000
Clearnet Communications Inc. Wts.*                           85,305        490,504
County Seat Holdings Inc. Wts.*++                             2,000             20
Crown Packaging Enterprises Ltd. Com.*+                   1,170,000         11,700
Crown Packaging Holdings Ltd. Wts.*+                         20,750          2,594
DeGeorge Financial Corp. Wts.*                               51,000         12,750
Dr Pepper Bottling Holdings Inc. Cl. A Com.*                 50,000        700,000
Empire Gas Corp. Wts.*++                                      2,760         13,800
Equitable Bag Inc. Com.*                                  1,347,600        673,800
Fitzgeralds South Inc. Wts.*++                                3,750         37,500
Goldriver Hotel & Casino Corp. Cl. B Com.*++                 52,500          6,563
Goldriver Hotel & Casino Corp. Liquidation Trust
  Units*++                                                5,250,000         66,675
Heartland Wireless Communications, Inc. Wts.*++              37,500         37,500
ICF Kaiser International Inc. Wts.*                          49,200         24,600
Indspec Chemical Corp. Wts.*++@                                 506      1,479,630
Insight Capital Corp. Wts.*++                                25,000         68,750
Intelcom Group, Inc. Wts.*++                                 21,450        257,400
Intercel Inc. Wts.*                                           8,480         50,880
Intermedia Communications Inc. Wts.*+                         1,500         30,000
Ionica PLC Wts.*+                                             9,500      1,377,500
Jewel Recovery L.P. Units*++                                 82,595            826
Ladish Co., Inc. Wts.++@*                                   520,000        975,000
LTX Corp. Com.*                                             145,000        715,937
Mail-Well Holdings, Inc. Com.*++                             14,205        280,549

-----------------------------------------------------------------------------------
                                                                          Value
                                                           Shares       (Note 1)
-----------------------------------------------------------------------------------
Motels of America Inc. Com.*+                                 5,500    $    63,250
Nextel Communications Inc. Wts.*                              1,250             38
NS Group Inc. Wts.*+                                         13,250         39,750
Pagemart Inc. Wts.*+                                         21,850         87,400
Pagemart Nationwide Inc. Com.*+                              18,375        101,062
Pegasus Communications Corp. Cl. A Com.*+                     8,461         93,071
Plastic Specialties & Technologies, Inc. Com.*               45,300        135,900
Protection One Inc. Wts.*+                                   10,400         70,200
Ralphs Grocery Co. Wts.*++@                                 401,762      4,050,086
Renaissance Cosmetics Inc. Com.*+                             1,000      1,000,000
Renaissance Cosmetics Inc. Wts.*+                             2,000        100,000
Sabreliner Corp. Wts.*+                                       1,750          5,250
SDW Holdings Corp. Wts.*                                    108,000        459,000
Seven-Up / RC Bottling Company of Southern California
  Com.*                                                     472,500      5,610,937
Sheffield Steel Corp. Wts.*                                  38,750        116,250
Tom Brown, Inc. Com.*                                       283,304      5,241,124
Town & Country Corp. Cl. A Com.*++@                         188,526         58,914
TransAmerican Refining Corp. Wts.*                           12,626         25,252
Universal Outdoor Holdings Inc. Com.*                       155,200      4,500,800
Vestar/LPA Investment Corp. Com.*+                           14,250        142,500
Viatel Inc. Com.*+                                          108,300        649,800
Waxman Industries Inc. Wts.*+                               236,000        708,000
Wireless One Inc. Wts.*+                                     16,500         16,500
Wireless One Inc. Wts.*                                      27,250         20,437
                                                                      --------------
Total Common Stocks & Other (Cost $32,700,049)                          43,606,003
                                                                      --------------

----------------------------------------------------------------------------------
                                           Principal     Maturity
                                            Amount         Date
----------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 5.4%
Beneficial Corp., 5.55%                   $14,458,000    4/01/1997     14,458,000
Commercial Credit Co., 5.45%               10,000,000    4/02/1997     10,000,000
Ford Motor Credit Co., 5.65%               11,730,000    4/07/1997     11,730,000
General Electric Capital Corp., 5.63%       8,448,000    4/03/1997      8,448,000
General Electric Capital Corp., 5.65%       6,813,000    4/03/1997      6,813,000
                                                                     --------------
Total Short-Term Obligations (Cost $51,449,000)                        51,449,000
                                                                     --------------
Total Investments (Cost $952,257,170) - 98.9%                         941,480,241
Cash and Other Assets, Less Liabilities - 1.1%                         10,751,937
                                                                     --------------
Net Assets - 100.0%                                                  $952,232,178
                                                                     ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information (Note 1):
At March 31, 1997, the net unrealized depreciation
  of investments based on cost for Federal income
  tax purposes of $952,442,680 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                      $ 51,153,778
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of value
  over tax cost                                       (62,116,217)
                                                    ---------------
                                                     $(10,962,439)
                                                    ===============

--------------------------------------------------------------------------------
  *Nonincome-producing securities

 **Payments of income may be made in cash or in the form of additional securities.

***Security is in default.

  @Security valued under consistently applied procedures established by the Trustees.

 ++Security restricted as to public resale. At March 31, 1997, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 1997 were $4,032,871 and $8,567,977 (0.90% of net assets), respectively.

  +Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 1997 were $128,334,504 and $123,379,699
   (12.96% of net assets), respectively.

     ASSET COMPOSITION TABLE
    March 31, 1997 (Unaudited)
                       Percentage of
Ratings+++             Net Assets*
----------             -----------
BB                          4.4%
B                          59.9
CCC and below               9.9
Equities                   19.3
Other                       6.5
                          -----
TOTAL                     100.0%
                          =====

++As rated by Standard & Poor's Corp. and/or
  equivalent rating by Moody's Investors Service, Inc.
 *Unrated bonds were included among relevant rating categories as determined by the Fund's manager.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------
March 31, 1997

Assets
Investments, at value (Cost $952,257,170) (Note 1)            $941,480,241
Cash                                                                28,628
Interest and dividends receivable                               15,646,022
Receivable for securities sold                                   4,684,543
Receivable for fund shares sold                                  1,722,546
Other assets                                                        39,427
                                                             -------------
                                                               963,601,407
Liabilities
Payable for securities purchased                                 5,110,773
Dividends payable                                                2,631,925
Payable for fund shares redeemed                                 2,000,197
Accrued transfer agent and shareholder services (Note 2)           573,330
Accrued management fee (Note 2)                                    538,356
Accrued distribution and service fees (Note 4)                     392,014
Accrued trustees' fees (Note 2)                                     10,850
Other accrued expenses                                             111,784
                                                             -------------
                                                                11,369,229
                                                             -------------
Net Assets                                                    $952,232,178
                                                             =============
Net Assets consist of:
 Undistributed net investment income                          $  6,713,699
 Unrealized depreciation of investments                        (10,776,929)
 Accumulated net realized loss                                 (26,194,290)
 Shares of beneficial interest                                 982,489,698
                                                             -------------
                                                              $952,232,178
                                                             =============
Net Asset Value and redemption price per share of Class A
  shares ($658,412,513 [divided by] 109,584,701 shares of
  beneficial interest)                                               $6.01
                                                                     =====
Maximum Offering Price per share of Class A shares ($6.01
  [divided by] .955)                                                 $6.29
                                                                     =====
Net Asset Value and offering price per share of
  Class B shares ($259,077,249 [divided by] 43,309,066
  shares of beneficial interest)*                                    $5.98
                                                                     =====
Net Asset Value, offering price and redemption price per
  share of Class C shares ($6,254,742 [divided by] 1,046,284
  shares of beneficial interest)                                     $5.98
                                                                     =====
Net Asset Value and offering price per share of
  Class D shares ($28,487,674 [divided by] 4,757,298 shares
  of beneficial interest)*                                           $5.99
                                                                     =====

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
For the year ended March 31, 1997

Investment Income
Interest, net of foreign taxes of $46,751                   $91,335,450
Dividends                                                     7,006,175
                                                           ------------
                                                             98,341,625
Expenses
Management fee (Note 2)                                       5,911,041
Transfer agent and shareholder services (Note 2)              1,284,233
Custodian fee                                                   210,634
Service fee--Class A (Note 4)                                 1,649,935
Distribution and service fees--Class B (Note 4)               2,236,399
Distribution and service fees--Class D (Note 4)                 207,441
Reports to shareholders                                         130,348
Audit fee                                                        40,817
Registration fees                                                38,972
Trustees' fees (Note 2)                                          29,250
Legal fees                                                        3,393
Miscellaneous                                                    44,406
                                                           ------------
                                                             11,786,869
                                                           ------------
Net investment income                                        86,554,756
                                                           ------------
Realized and Unrealized (Gain) Loss on Investments
Net realized gain on investments (Notes 1 and 3)              5,358,925
Net unrealized depreciation of investments                   (6,463,064)
                                                           ------------
Net loss on investments                                      (1,104,139)
                                                           ------------
Net increase in net assets resulting from operations        $85,450,617
                                                           ============



The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND
------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                              Year ended March 31
                                        --------------------------------
                                             1997            1996
----------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                    $ 86,554,756    $ 69,201,345
Net realized gain (loss) on
  investments*                              5,358,925     (16,029,655)
Net unrealized appreciation
  (depreciation) of investments            (6,463,064)     43,116,209
                                         ------------    ------------
Net increase resulting from operations     85,450,617      96,287,899
                                         ------------    ------------
Dividends from net investment income:
 Class A                                  (58,427,483)    (60,859,257)
 Class B                                  (18,222,317)    (13,275,143)
 Class C                                     (463,672)       (319,668)
 Class D                                   (1,682,938)     (1,000,485)
                                         ------------    ------------
                                          (78,796,410)    (75,454,553)
                                         ------------    ------------
Distribution from net realized
  gains:
 Class A                                          --         (804,838)
 Class B                                          --         (159,995)
 Class C                                          --           (3,577)
 Class D                                          --          (10,572)
                                         ------------    ------------
                                                  --         (978,982)
                                         ------------    ------------
Net increase from fund share
  transactions (Note 5)                    94,267,308      85,881,692
                                         ------------    ------------
Total increase in net assets              100,921,515     105,736,056

Net Assets
Beginning of year                         851,310,663     745,574,607
                                         ------------    ------------
End of year (including undistributed
  net investment income of $6,713,699
  and $635,185, respectively)            $952,232,178    $851,310,663
                                         ============    ============
* Net realized gain (loss) for Federal
  income tax purposes (Note 1)           $ 10,417,121    $(27,502,856)
                                         ============    ============


------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------
March 31, 1997

Note 1

State Street Research High Income Fund, (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists of two separate funds: State Street Research High Income Fund and State Street Research Managed Assets.

The investment objective of the Fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the Fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the Fund's investments, however, may be considered predominantly speculative.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income and preferred securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatment of accrued interest on defaulted bonds.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At March 31, 1997, the Fund had a capital loss carryforward of $20,803,392 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on March 31, 2004.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1996 through March 31, 1997, the Fund incurred net capital losses of $5,068,197 and has deferred and treated such losses as arising in the fiscal year ended March 31, 1998.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1997, the fees pursuant to such agreement amounted to $5,911,041.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended March 31, 1997, the amount of such expenses was $288,490.

The fees of the Trustees not currently affiliated with the Adviser amounted to $29,250 during the year ended March 31, 1997.

Note 3

For the year ended March 31, 1997, purchases and sales of securities, exclusive of short-term investments, aggregated $803,583,108 and $707,229,117, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1997, fees pursuant to such plan amounted to $1,649,935, $2,236,399, and $207,441 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $294,695 and $1,737,055 respectively, on sales of Class A shares of the Fund during the year ended March 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $1,356,752 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $493,705 and $61,492 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At March 31, 1997, the Distributor owned 7,018 Class A shares and Metropolitan owned 1,567 Class B and 16,155 Class D shares of the Fund.

Share transactions were as follows:

                                                                  Year ended March 31
                                           -----------------------------------------------------------------
                                                         1997                             1996
                                           -------------------------------  --------------------------------
Class A                                        Shares           Amount          Shares           Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                                  15,602,119     $  94,973,592      18,288,203    $ 107,141,811
Issued upon reinvestment of:
 Dividends from net investment income         6,212,698        37,840,814       6,699,217       39,227,013
 Distribution from net realized gains                --                --         110,651          647,284
Shares repurchased                          (20,888,291)     (127,047,788)    (22,983,923)    (134,676,806)
                                            -----------      ------------     -----------     ------------
Net increase                                    926,526     $   5,766,618       2,114,148    $  12,339,302
                                            ===========      ============     ===========     ============

Class B                                        Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                                  15,907,481     $  96,551,028      14,268,713    $  83,337,086
Issued upon reinvestment of:
 Dividends from net investment income         1,668,549        10,129,956       1,319,995        7,702,343
 Distribution from net realized gains                --                --          21,578          125,811
Shares repurchased                           (5,605,180)      (33,954,283)     (4,623,289)     (27,005,817)
                                            -----------      ------------     -----------     ------------
Net increase                                 11,970,850     $  72,726,701      10,986,997    $  64,159,423
                                            ===========      ============     ===========     ============

Class C                                        Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                                     733,872     $   4,470,033         458,494    $   2,676,110
Issued upon reinvestment of:
 Dividends from net investment income            58,765           357,467          42,106          245,608
 Distribution from net realized gains                --                --             486            2,834
Shares repurchased                             (394,609)       (2,403,760)       (298,694)      (1,741,339)
                                            -----------      ------------     -----------     ------------
Net increase                                    398,028     $   2,423,740         202,392    $   1,183,213
                                            ===========      ============     ===========     ============

Class D                                        Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                                   2,630,966     $  16,046,241       1,922,890    $  11,234,354
Issued upon reinvestment of:
 Dividends from net investment income           163,926           998,823          76,557          447,554
 Distribution from net realized gains                --                --           1,314            7,661
Shares repurchased                             (609,727)       (3,694,815)       (596,429)      (3,489,815)
                                            -----------      ------------     -----------     ------------
Net increase                                  2,185,165     $  13,350,249       1,404,332    $   8,199,754
                                            ===========      ============     ===========     ============

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                               Class A
                                      --------------------------------------------------------------
                                                         Year ended March 31
                                      --------------------------------------------------------------
                                          1997*       1996*         1995*        1994          1993
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 5.95       $ 5.80       $ 6.43       $ 6.32       $ 5.95
Net investment income                      0.59         0.52         0.61         0.66         0.67
Net realized and unrealized gain
  (loss) on investments                   (0.01)        0.20        (0.58)        0.22         0.37
                                          -----       -----         -----        -----        -----
 Total from investment operations          0.58         0.72         0.03         0.88         1.04
                                          -----       -----         -----        -----        -----
Dividends from net investment income      (0.52)       (0.56)       (0.60)       (0.62)       (0.67)
Distributions from net realized gains        --        (0.01)       (0.06)       (0.15)          --
                                          -----       -----         -----        -----        -----
 Total distributions                      (0.52)       (0.57)       (0.66)       (0.77)       (0.67)
                                          -----       -----         -----        -----        -----
Net asset value, end of year              $6.01       $5.95         $5.80        $6.43        $6.32
                                          =====       =====         =====        =====        =====
Total return                              10.30%+      12.85%+       1.80%+      14.58%+      18.70%+
Net assets at end of year (000s)       $658,413     $646,473     $618,462     $650,755     $496,352
Ratio of operating expenses to
  average net assets                       1.10%        1.17%        1.23%        1.16%        1.15%
Ratio of net investment income to
  average net assets                       9.70%        8.88%       10.19%       10.41%       11.25%
Portfolio turnover rate                   81.75%       56.47%       31.55%       24.36%       79.39%
Average commission rate@                 $0.0152          --           --           --           --

                                                               Class B
                                       ------------------------------------------------
                                                         Year ended March 31
                                       ------------------------------------------------
                                          1997*        1996*        1995*        1994**
---------------------------------------------------------------------------------------
Net asset value, beginning of year      $ 5.93       $ 5.79       $ 6.42         $ 6.34
Net investment income                     0.55         0.46         0.57           0.51
Net realized and unrealized gain
  (loss) on investments                  (0.02)        0.21        (0.58)          0.15
                                         -----        -----        -----          -----
 Total from investment operations         0.53         0.67        (0.01)          0.66
                                         -----        -----        -----          -----
Dividends from net investment income     (0.48)       (0.52)       (0.56)         (0.48)
Distributions from net realized gains       --        (0.01)       (0.06)         (0.10)
                                         -----        -----        -----          -----
 Total distributions                     (0.48)       (0.53)       (0.62)         (0.58)
                                         -----        -----        -----          -----
Net asset value, end of year             $5.98        $5.93        $5.79          $6.42
                                         =====        =====        =====          =====
Total return                              9.35%+      12.06%+       0.89%+        10.76%+++
Net assets at end of year (000s)      $259,077     $185,735     $117,767        $67,337
Ratio of operating expenses to
  average net assets                      1.85%        1.92%        1.98%          1.93%++
Ratio of net investment income to
  average net assets                      9.01%        7.95%        9.65%         10.32%++
Portfolio turnover rate                  81.75%       56.47%       31.55%         24.36%
Average commission rate@               $0.0152           --           --             --

                                                              Class C
                                     ----------------------------------------------------
                                                         Year ended March 31
                                     ----------------------------------------------------
                                        1997*          1996*       1995*         1994**
-----------------------------------------------------------------------------------------
Net asset value, beginning of year      $ 5.92        $ 5.78        $ 6.42    $ 6.34
Net investment income                     0.61          0.53          0.64      0.57
Net realized and unrealized gain
  (loss) on investments                  (0.01)         0.20         (0.60)     0.14
                                        ------        ------        ------     ------
 Total from investment operations         0.60          0.73          0.04      0.71
                                        ------        ------        ------     ------
Dividends from net investment income     (0.54)        (0.58)        (0.62)     (0.53)
Distributions from net realized gains       --         (0.01)        (0.06)     (0.10)
                                        ------        ------        ------     ------
 Total distributions                     (0.54)        (0.59)        (0.68)     (0.63)
                                        ------        ------        ------     ------
Net asset value, end of year            $ 5.98        $ 5.92        $ 5.78     $ 6.42
                                        ======        ======        ======     ======
Total return                             10.63%+       13.19%+        1.73%+    11.67%+++
Net assets at end of year (000s)        $6,255        $3,840        $2,579       $851
Ratio of operating expenses to
  average net assets                      0.85%         0.92%         0.98%      0.93%++
Ratio of net investment income to
  average net assets                     10.04%         8.97%        10.85%     11.32%++
Portfolio turnover rate                  81.75%        56.47%        31.55%     24.36%
Average commission rate@               $0.0152            --            --         --


                                                              Class D
                                        -------------------------------------------------
                                                         Year ended March 31
                                        -------------------------------------------------
                                          1997*        1996*        1995*        1994**
-----------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 5.93       $ 5.79      $ 6.42        $ 6.34
Net investment income                      0.54         0.46        0.58          0.51
Net realized and unrealized gain
  (loss) on investments                   (0.00)        0.21       (0.59)         0.15
                                         ------       ------      ------        ------
 Total from investment operations          0.54         0.67       (0.01)         0.66
                                         ------       ------      ------        ------
Dividends from net investment income      (0.48)       (0.52)      (0.56)        (0.48)
Distributions from net realized gains       --         (0.01)      (0.06)        (0.10)
                                         ------       ------      ------        ------
 Total distributions                      (0.48)       (0.53)      (0.62)        (0.58)
                                         ------       ------      ------        ------
Net asset value, end of year             $ 5.99       $ 5.93      $ 5.79        $ 6.42
                                         ======       ======      ======        ======
Total return                               9.52%+      12.05%+      0.88%+       10.74%+++
Net assets at end of year (000s)        $28,488      $15,262      $6,766        $2,661
Ratio of operating expenses to
  average net assets                       1.85%        1.92%       1.98%         1.93%++
Ratio of net investment income to
  average net assets                       9.09%        7.91%       9.81%        10.32%++
Portfolio turnover rate                   81.75%       56.47%      31.55%        24.36%
Average commission rate@               $ 0.0152         --          --            --

--------------------------------------------------------------------------------
*  Per-share figures have been calculated using the average shares method.
** June 1, 1993 (commencement of share class designations) to March 31, 1994.
++ Annualized
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
@ For fiscal years beginning on or after April 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees of State Street Research Income Trust and the Shareholders of State Street Research High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
May 9, 1997

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

High Income Fund turned in a solid performance but slightly underperformed the average of its competitive group. Class A shares generated a total return of 10.30% (does not reflect sales charge) versus the average of 11.35% of the 154 fund classes in Lipper Analytical Services' High Current Yield Funds category.

The environment was positive for high-yield bonds for most of the past year. At the end of 1996, however, interest rates began to rise. Throughout 1996 and the first part of 1997, the economic climate was favorable and demand was strong from both traditional and non-traditional investors in high-yield bonds. Inflation was low and interest rates were stable.

High-yield bonds were the top-performing U.S. fixed- income sector during the past year and were the only U.S. fixed-income sector to generate a positive return in the first quarter of 1997. In addition to the attractive yields in an otherwise low-interest-rate environment, positive events, such as takeovers, pushed high-yield bond prices higher. This demand drove yields in this sector to historically low levels relative to higher- quality fixed-income investments. High-yield bonds maintained their value better than most U.S. fixed- income sectors during this time.

The Fund was primarily invested in B-rated bonds. These bonds tended to benefit from the healthy economic environment and provided attractive yields. Fund management believes that B-rated bonds help add more value through the firm's fundamental credit research. In terms of sectors, telecommunications was a point of focus over the past year.

The yields of lower-quality bonds recently have risen, making them more attractive. If rates continue to rise, we will continue our emphasis on B-rated bonds.

March 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In January 1994, the Fund changed its investment objective to include capital appreciation as a secondary part of its objective and to allow greater use of lower-rated securities, and convertible and preferred securities. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The First Boston High Yield Index is a commonly used measure of bond market performance. The index is unmanaged and does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                          Change In Value of $10,000
                  Based On The First Boston High Yield Index
                    Compared to Change In Value of $10,000
                          Invested In High Income Fund

[LINE CHART CLASS A SHARES]

        High Income Fund    First Boston High Yield Index
3/87     9550               10000
3/88    10004               10613
3/89    11247               11612
3/90    10484               11162
3/91    10713               12713
3/92    13814               16682
3/93    16397               19243
3/94    18786               21159
3/95    19124               22176
3/96    21581               25398
3/97    23804               28363


[LINE CHART CLASS B SHARES]

        High Income Fund    First Boston High Yield Index
3/87    10000               10000
3/88    10475               10613
3/89    11767               11612
3/90    10978               11162
3/91    11218               12713
3/92    12182               16682
3/93    17169               19243
3/94    19526               21159
3/95    19700               22176
3/96    22076               25398
3/97    24140               28363


[LINE CHART CLASS C SHARES]

        High Income Fund    First Boston High Yield Index
3/87    10000               10000
3/88    10475               10613
3/89    11767               11612
3/90    10978               11162
3/91    11218               12713
3/92    14465               16682
3/93    17169               19243
3/94    19685               21159
3/95    20025               22176
3/96    22668               25398
3/97    25076               28363


[LINE CHART CLASS D SHARES]


        High Income Fund    First Boston High Yield Index
3/87    10000               10000
3/88    10475               10613
3/89    11767               11612
3/90    10978               11162
3/91    11218               12713
3/92    14465               16682
3/93    17169               19243
3/94    19522               21159
3/95    19693               22176
3/96    22066               25398
3/97    24166               28363

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research High Income Fund ("Fund"), along with shareholders of other series of State Street Research Income Trust ("Meeting"), was convened on July 19, 1996. The results of the Meeting are set forth below.


                                                       Votes (millions of
                                                            shares)
                                                       ------------------
                                                       For      Withheld
                                                       ---      --------
1. The following persons were elected as Trustees:
Thomas L. Phillips                                     97.9       2.6
Toby Rosenblatt                                        98.2       2.3
Ralph F. Verni                                         98.0       2.5

                                                                                                               Votes (millions
                                                                                                                  of shares)
                                                                                                          --------------------------
                                                                                                                   Against
                                                                                                           For     Proposal  Abstain
--------------------------------------------------------------------------------------------------------  ------- ---------- -------
Proposal
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:
   a. The policy regarding investments in securities of companies with less than three (3) years'
      continuous operation                                                                                 67.9       3.7      5.9
   c. The policy regarding arbitrage and warrants                                                          67.8       3.2      6.4
3. The Fund's fundamental policy regarding investments in commodities and commodity contracts was amended  67.5       4.0      6.0
4. The Fund's fundamental policy on lending was amended to clarify the permissibility of securities
   lending                                                                                                 67.2       3.9      6.3
5. The Fund's fundamental policies regarding diversification of investments were amended                   68.8       2.7      5.9
6. The Fund's fundamental policy regarding industry concentration was amended                              68.4       3.0      6.1
7. The Fund's fundamental policy regarding participation in underwritings was amended                      67.7       3.1      6.6
8. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or liquidate a fund
   without prior shareholder approval                                                                      83.0       9.8      7.6
9. The Master Trust Agreement was amended to eliminate specified time permitted between the record date
   and any shareholders meeting                                                                            86.2       6.3      8.0

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
--------------------------------------------------------------------------------
Fund Information

State Street Research
High Income Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Bartlett R. Geer
Vice President

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking (Morgan
Guaranty Trust Company of
New York); presently engaged
in private investments and
civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[back cover]

State Street Research High Income Fund
One Financial Center
Boston, MA 02111

[indicia]
Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
         State Street Research
         Shareholder Services
         P.O. Box 8408
         Boston, MA 02266-8408

[State Street Research Logo]

This report is prepared for the general information of current shareholders. When used in the general solicitation of investors, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar award recognizes quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  3960-970520(0698)SSR-LD

Cover Illustration by Dorothy Cullinan                            HI-271D-597IBS

[front cover]

[logo] STATE STREET RESEARCH

STATE STREET RESEARCH
MANAGED ASSETS

ANNUAL REPORT
March 31, 1997

[graphic of person climbing to the stars]

WHAT'S INSIDE

From the Chairman
The markets kept
us on our toes

Portfolio Manager's Review
Strong performance from
this diversified portfolio

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements


                               [DALBAR box logo]
                               DALBAR KEY HONORS
                                 COMMITMENT TO:
                                   INVESTORS
                                      1996

                                 For Excellence
                                       in
                              Shareholder Service

FROM THE CHAIRMAN

[PHOTO: Ralph F. Verni]

Dear Shareholder:

The markets kept us on our toes, but the past 12 months brought another year of positive returns for many investors. For a good portion of the year ended March 31, 1997, there were strong profits, low inflation and slow to moderate economic growth. The Lehman Brothers Government/Corporate Bond Index gained +4.46% and the Standard & Poor's 500 Composite Index increased +19.82% for the year ended March 31, 1997.(1)

However, the first quarter of 1997 saw the economy grow faster than expected. This growth prompted the Federal Reserve to raise the Federal Funds rate by one-quarter point, the first such increase since early 1995.

The Fed's tightening had a predictable effect on both the stock and bond markets. The bond market anticipated and then reacted to the Fed's action by experiencing mostly negative returns for the first quarter. The stock market, as measured by the Dow Jones Industrial Average, experienced a sizable correction as the quarter ended.

The bond market has yields topping 7% at this writing, so investor interest is likely to increase in this area. We believe the correction in the stock market is normal and long overdue. At current levels, we see stock market valuations as fairly reasonable, given today's relatively low rates and inflation.

What's the outlook?

The economy remains quite healthy, with unemployment low and job creation strong. Corporate profitability and consumer confidence also remain high. Therefore, our outlook remains positive. We recommend that investors stay true to their long-term investment goals. In time, the markets tend to recover from short-term setbacks. If you are concerned about the current market environment, it is always a good idea to consult your investment professional.

Thank you for investing with State Street Research.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman
March 31, 1997

(1) The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/ Corporate Bond Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3) +11.76% for Class B shares; +12.77% for Class C shares; +11.64% for Class D shares.

(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(5) Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable.

(6) Cumulative total returns are not annualized and do not reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions should not be relied upon as being current thereafter.
--------------------------------------------------------------------------------
Fund Information (all data are for periods ended March 31, 1997)
--------------------------------------------------------------------------------
Total value of $10,000 invested at Fund's inception(2)
(Class A shares, at maximum applicable sales charge)

12/88   9550
3/89    9957
3/90    11030
3/91    11478
3/92    13003
3/93    15154
3/94    16815
3/95    17070
3/96    20918
3/97    23531


SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(4),(5)

-------------------------------------------------
             Life of Fund
           (since 12/29/88)  5 years     1 year
-------------------------------------------------
Class A         +10.92%      +11.56%      +7.43%
-------------------------------------------------
Class B         +11.15%      +11.70%      +6.76%
-------------------------------------------------
Class C         +11.66%      +12.80%     +12.77%
-------------------------------------------------
Class D         +11.15%      +11.95%     +10.64%
-------------------------------------------------

Cumulative Total Returns
(do not reflect sales charge)(4),(6)

-------------------------------------------------
             Life of Fund
           (since 12/29/88)  5 years     1 year
-------------------------------------------------
Class A        +146.39%      +80.96%     +12.49%
-------------------------------------------------
Class B        +139.45%      +75.86%     +11.76%
-------------------------------------------------
Class C        +148.69%      +82.65%     +12.77%
-------------------------------------------------
Class D        +139.45%      +75.86%     +11.64%
-------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

[PHOTO: Peter C. Bennett]

Peter C. Bennett
Portfolio Manager

The following is a discussion with Managed Assets portfolio manager Peter C. Bennett. Peter has 35 years of investment experience and is chairman of our Equity Strategy Committee.

Q: How did the Fund perform over the past 12 months?
A: Managed Assets provided shareholders with consistent performance during the year, in line with its broadly diversified portfolio. For the 12 months ended March 31, 1997, Class A shares returned +12.49% (does not reflect sales charge).3 The Fund outperformed the average for Lipper Analytical Services' Flexible Portfolio Funds, which was +10.13% for 196 fund classes.

Q: What factors affected Fund performance?
A: It was a year of generally rising stock prices that peaked in mid-March of 1997 and then experienced a modest correction during the last weeks of the period. Returns were positive in all areas in which the Fund invests, but varied considerably among asset classes. Our overweighting in stocks helped performance, particularly our value stock and inflation-responsive holdings. Small-company stocks, which had made a very strong contribution early in the year, were hit hardest in the first quarter of 1997 and dampened Fund performance.

Bond returns improved over the year. High-yield bonds continued as the top performers and international bonds rebounded from their disappointing returns the year before.

Q: Did you make any asset allocation changes during the year?
A: The Fund's asset allocation changed little during the year. We maintained our emphasis on stocks, with the equity allocation increasing from 54% on March 31, 1996 to 55% a year later. Our bond allocation decreased from 27% to 25%, inflation-responsive holdings remained steady at 12% and cash increased slightly from 7% to 8%.

Q: The Fund's fiscal year-end coincided with a dip in stock market prices. Should shareholders be concerned?
A: No, and for several reasons. First, we view the recent stock market decline as a healthy--and long overdue--correction in large-company stocks, not the beginning of a prolonged bear market. At this writing, the Dow Jones Industrial Average was substantially down from its high on March 11, 1997, and we wouldn't be surprised to see it go down further. It's also important to remember that the DJIA represents the largest U.S. stocks. Small- and mid-cap stocks have already experienced corrections throughout the year. Finally, Managed Assets is diversified across a broad range of equity and fixed-income assets, limiting the effect of any single market sector on performance. This characteristic can be particularly valuable when markets decline.

Q: What is your strategy for the Fund and outlook for the market in the coming year?
A: We believe the Fund's emphasis on stocks has served it well over the past several years, and think the economy will continue to demonstrate steady, moderate growth. We are becoming increasingly comfortable with the outlook for the fixed-income markets and may increase our allocation to high-grade bonds as the year progresses. We continue to foresee low inflation, and believe the possibility of modest interest-rate increases is already being reflected in the stock and bond markets.

March 31, 1997
================================================================================
Asset Allocation
(by percentage of net assets)

[PIE CHART PLOT POINTS]

Equities 55%
Inflation Responsive 12%
Bonds 25%
Net Cash 8%

Top 5 Equity Industries
(by percentage of net assets)

[BAR CHART PLOT POINTS]

Oil 11.5%

Metals and mining 4.1%

Hospital supply 3.8%

Insurance 3.4%

Oil Service 3.4%

Total: 26.2%

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
March 31, 1997

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 24.7%
U.S. Treasury 6.0%
U.S. Treasury Bond, 12.00%                             $  800,000        8/15/2013  $     1,099,872
U.S. Treasury Bond, 8.125%                              4,375,000        8/15/2021        4,814,556
U.S. Treasury Bond, 6.25%                                 875,000        8/15/2023          775,329
U.S. Treasury Note, 5.125%                                975,000        6/30/1998          962,510
U.S. Treasury Note, 5.875%                              1,950,000       10/31/1998        1,935,687
U.S. Treasury Note, 6.75%                               2,275,000        5/31/1999        2,286,375
U.S. Treasury Note, 6.625%                              6,475,000        7/31/2001        6,442,625
U.S. Treasury Note, 7.25%                               3,475,000        5/15/2004        3,545,056
U.S. Treasury Note, 7.875%                              6,375,000       11/15/2004        6,732,574
U.S. Treasury Note, 6.50%                               3,700,000        8/15/2005        3,597,658
                                                                                      -------------
                                                                                         32,192,242
                                                                                      -------------
U.S. Agency Mortgage 5.4%
Federal Home Loan Mortgage Corp., 7.50%                   103,849        4/01/2002          103,330
Federal Home Loan Mortgage Corp., 8.50%                       358        7/01/2009              369
Federal Home Loan Mortgage Corp., 9.50%                   444,890        7/25/2022          478,448
Federal Home Loan Mortgage Corp., 7.00%                 1,568,475        6/01/2024        1,509,171
Federal Home Loan Mortgage Corp., 7.50%                 1,221,813        8/01/2024        1,205,013
Federal Home Loan Mortgage Corp., 7.00%                   803,606       12/01/2024          773,221
Federal Home Loan Mortgage Corp., 7.50%                   908,998       11/01/2025          895,218
Federal Home Loan Mortgage Corp., 7.50%                   495,435        4/01/2026          487,924
Federal Home Loan Mortgage Corp. Series 29-H PAC,
  6.50%                                                   425,000        3/25/2023          400,427
Federal National Mortgage Association, 9.50%            1,705,243       10/01/2003        1,794,751
Federal National Mortgage Association, 8.00%              252,528        4/01/2008          257,563
Federal National Mortgage Association, 8.00%              324,735        6/01/2008          331,210
Federal National Mortgage Association, 8.50%              293,961        2/01/2009          309,061
Federal National Mortgage Association, 7.50%            1,992,418        6/01/2010        1,998,874
Federal National Mortgage Association, 7.50%              982,977       10/01/2025          965,460
Federal National Mortgage Association, 7.50%            1,689,384       10/01/2025        1,657,709

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
U.S. Agency Mortgage (cont'd)
Government National Mortgage Association, 6.50%        $  646,881        2/15/2009  $       626,362
Government National Mortgage Association, 6.50%           238,466        6/15/2009          230,863
Government National Mortgage Association, 6.50%         1,417,768        7/15/2009        1,372,796
Government National Mortgage Association, 9.00%           422,142        6/15/2016          448,817
Government National Mortgage Association, 8.00%           754,986        9/15/2017          768,289
Government National Mortgage Association, 8.00%           735,673        8/15/2022          743,714
Government National Mortgage Association, 8.00%           578,287       12/15/2022          584,607
Government National Mortgage Association, 8.00%           590,114       12/15/2022          596,564
Government National Mortgage Association, 7.00%         1,217,897        1/15/2025        1,167,282
Government National Mortgage Association, 8.00%           744,805        5/15/2025          748,760
Government National Mortgage Association, 8.00%           909,559        7/15/2025          913,252
Government National Mortgage Association, 6.50%           937,647       11/15/2025          868,196
Government National Mortgage Association, 7.50%         1,334,858       11/15/2025        1,309,402
Government National Mortgage Association, 8.00%           640,212        9/15/2026          642,812
Government National Mortgage Association TBA,
  7.50%                                                   975,000        5/15/2012          978,656
Government National Mortgage Association TBA,
  8.50%                                                 2,925,000        4/17/2027        2,999,953
Government National Mortgage Association TBA,
  8.00%                                                   500,000        5/19/2027          500,938
                                                                                      -------------
                                                                                         28,669,012
                                                                                      -------------
Foreign 0.8%
Hydro-Quebec Deb. Series HS,
  9.40%                                                 1,025,000        2/01/2021        1,174,435
Usinor Sacilor Note ADR, 7.25%                          3,500,000        8/01/2006        3,382,190
                                                                                      -------------
                                                                                          4,556,625
                                                                                      -------------
Foreign Government 1.8%
Government of Australia,
  10.00%                                        Australian Dollar
                                                        6,375,000        2/15/2006        5,630,900
                                                  Canadian Dollar
Government of Canada, 7.50%                             1,775,000       12/01/2003        1,354,923
                                                     French Franc
Government of France, 8.00%                             1,925,000        4/25/2003        2,511,711
                                                                                      -------------
                                                                                          9,497,534
                                                                                      -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Trust Certificates 0.3%
Cooperative Trust Certificates, 10.11%                 $  900,000       12/15/2017     $  964,989
Cooperative Utility Trust Certificates, 10.70%            350,000        9/15/2017        375,123
Cooperative Utility Trust Certificates, 10.125%           225,000        3/15/2019        243,455
                                                                                      -------------
                                                                                        1,583,567
                                                                                      -------------
Corporate 6.5%
Acme Boot Inc. Sr. Note Series B, 11.50%                  250,000       12/15/2000        105,000
Allbritton Communications Co. Sr. Sub. Deb.,
  11.50%                                                  500,000        8/15/2004        522,500
Alvey Systems Inc. Sr. Sub. Note, 11.375%                 375,000        1/31/2003        390,000
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 12.50% from 6/15/99 to maturity                499,947        6/15/2004        169,982
Anacomp Inc. Sr. Sub. Note, 13.00%[diamond]               268,688        6/04/2002        287,496
Anchor Advanced Products Inc. Sr. Note, 11.75%+           500,000        4/01/2004        506,250
Axia Inc. Sr. Sub. Note, 11.00%                           250,000        3/15/2001        255,000
Belle Casinos Inc. First Mortgage Note, 12.00%+[ ]        125,000       10/15/2000         47,500
Benedek Broadcasting Corp. Sr. Note, 11.875%              250,000        3/01/2005        275,000
Benedek Communications Co. Sr. Sub. Note, 0.00%
  to 5/14/2001, 13.25% from 5/15/2001 to maturity       1,000,000        5/15/2006        580,000
Brooks Fiber Properties Inc. Sr. Note, 0.00% to
  2/28/2001, 10.875% from 3/1/2001 to maturity            500,000        3/01/2006        310,000
Busse Broadcasting Corp. Sr. Sec. Note, 11.625%           500,000       10/15/2000        526,250
Cafeteria Operators L.P. Sr. Sec. Note, 12.00%            250,000       12/31/2001        240,000
Calpine Corp. Sr. Note, 9.25%                             500,000        2/01/2004        500,000
Capstar Broadcasting Partners Sr. Note, 0.00% to
  1/31/2002, 12.75% from 2/1/2002 to maturity+            750,000        2/01/2009        397,500

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Corporate (cont'd)
Celcaribe SA Sr. Sec. Note, 0.00% to 3/14/98,
  13.50% from 3/15/98 to maturity                      $1,830,000        3/15/2004     $1,647,000
Celestica International Inc. Sr. Sub. Note,
  10.50%+                                                 250,000       12/31/2006        262,500
Chatwins Group Inc. Sr. Exch. Note, 13.00%                250,000        5/01/2003        232,500
CHC Helicopter Corp. Sr. Sub. Note, 11.50%                600,000        7/15/2002        618,000
Clearnet Communications Inc. Sr. Note, 0.00% to
  12/14/2000, 14.75% from 12/15/2000 to maturity        1,050,000       12/15/2005        645,750
Coleman Worldwide Corp. Sr. Sec. Liquid Yield
  Option Note, 0.00%                                    5,000,000        5/27/2013      1,450,000
Dyncorp Inc. Sr. Sub. Note, 9.50%+                        500,000        3/01/2007        487,500
Echostar Satellite
  Broadcast Corp. Sr. Note, 0.00% to 3/14/2000,
  13.125% from 3/15/2000 to maturity                      250,000        3/15/2004        197,500
Edison Mission Energy Funding Corp. Series A
  Note, 6.77%+                                          2,463,700        9/15/2003      2,423,468
Empire Gas Corp. Sr. Sec Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity                        750,000        7/15/2004        652,500
Envirosource Inc. Note, 9.75%                           1,000,000        6/15/2003        975,000
Euramax International PLC Sr. Sub. Note, 11.25%           500,000       10/01/2006        526,250
Exide Corp. Sr. Note, 10.00%                              250,000        4/15/2005        250,000
Finlay Enterprises, Inc. Sr. Deb., 0.00% to
  4/30/98, 12.00% from 5/1/98 to maturity                 250,000        5/01/2005        231,250
Grand Union Co. Sr. Note, 12.00%                          500,000        9/01/2004        491,250
Haynes International Inc. Sr. Note, 11.625%               125,000        9/01/2004        131,250
ICF International Inc. Sr. Sub. Note, 13.00%              500,000       12/31/2003        472,500
ICG Holdings Inc. Sr. Note, 0.00% to 9/14/2000,
  13.50% from 9/15/2000 to maturity                       675,000        9/15/2005        452,250
Intercel Inc. Sr. Note, 0.00% to 1/31/2001,
  12.00% from 2/1/2001 to maturity                        300,000        2/01/2006        180,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Corporate (cont'd)
Intertek Financial Corp. Sr. Sub. Note, 10.25%+        $  500,000       11/01/2006      $515,000
Ladish Company, Inc. Sr. Sub. Sec. Note, 12.00%++          19,974       12/22/2000        21,324
Lamar Advertising Co. Sr. Sub. Note, 9.625%               250,000       12/01/2006       250,000
Mail-Well Envelope Corp. Sr. Sub. Note, 10.50%            250,000        2/15/2004       261,250
Marcus Cable Company L.P. Sr. Note, 0.00% to
  6/14/2000, 14.25% from 6/15/2000 to maturity          1,000,000       12/15/2005       690,000
Muzak L.P. Sr. Note, 10.00%                               250,000       10/01/2003       252,500
Nextel Communications Inc.
  Sr. Note, 0.00% to 2/14/99, 9.75% from 2/15/99
  to maturity                                           1,000,000        8/15/2004       680,000
Norcal Waste Systems Inc.
  Sr. Note Series B, 13.00% to 5/14/97, 13.25%
  from 5/15/97 to 11/14/97, 13.50% from 11/15/97
  to maturity                                             500,000       11/15/2005       550,000
NS Group Inc. Sr. Sec. Note, 13.50%                       650,000        7/15/2003       695,500
Outdoor Systems Inc. Sr. Sub. Note, 9.375%                500,000       10/15/2006       510,000
Overhead Door Corp. Note, 12.25%                          500,000        2/01/2000       525,000
Owens & Minor Inc. Sr. Sub. Note, 10.875%                 125,000        6/01/2006       134,687
Packaging Resources Inc.
  Sr. Sec. Note, 11.625%                                  750,000        5/01/2003       776,250
Pagemart Inc. Sr. Exch. Note, 0.00% to 10/31/98,
  12.25% from 11/1/98 to maturity                         500,000       11/01/2003       400,000
Pathmark Stores Inc. Sub. Note, 11.625%                   500,000        6/15/2002       516,250
Plastic Specialties & Technologies, Inc. Sr.
  Note, 11.25%                                            350,000       12/01/2003       378,000
Pricellular Wireless Corp. Sr. Note, 10.75%               250,000       11/01/2004       253,125
Protection One Alarm Inc. Sr. Note, 0.00% to
  6/29/98, 13.625% from 6/30/98 to maturity               500,000        6/30/2005       475,000

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Corporate (cont'd)
Quest Diagnostics Inc. Sr. Sub. Note, 10.75%           $  500,000       12/15/2006     $  515,000
Qwest Communications International Inc. Sr. Note,
  10.875%+                                                500,000        4/01/2007        492,500
RSL Communications Ltd. Unit, 12.25%+                     750,000       11/15/2006        750,000
Sam Houston Race Park Ltd. Sr. Sec. Note,
  11.00%[diamond]                                         140,244        9/01/2001         56,097
Sheffield Steel Corp. First Mortgage Note, 12.00%         500,000       11/01/2001        470,000
Spanish Broadcasting Systems Inc. Sr. Note, 7.50%       1,000,000        6/15/2002      1,070,000
Spinnaker Industries Inc. Sr. Sec. Note, 10.75%+          250,000       10/15/2006        257,500
Sun Media Corp. Sr. Sub. Note, 9.50%+                     250,000        2/15/2007        237,500
Telemundo Group Inc. Sr. Note, 7.00% to 2/14/99,
  10.50% from 2/15/99 to maturity                         250,000        2/15/2006        246,250
Tokheim Corp. Sr. Sub. Note, 11.50%                       750,000        8/01/2006        802,500
Tracor Inc., 8.50%+                                       750,000        3/01/2007        720,000
TransAmerican Refining Corp. Sr. Note, 0.00% to
  2/14/98, 18.50% from 2/15/98 to 8/14/98, 18.00%
  from 8/15/98 to maturity                                500,000        2/15/2002        457,500
TransTexas Gas Corp. Sr. Sec. Note, 11.50%                750,000        6/15/2002        821,250
Treasure Bay Gaming and Resorts, Inc. First
  Mortgage Units, 12.25%+[ ]                              250,000       11/15/2000         50,000
TV Azteca SA de CV Sr. Note Series B, 10.50%+             500,000        2/15/2007        487,170
U.S.A. Mobile Communications Inc. Sr. Note, 9.50%         150,000        2/01/2004        129,000
U.S.A. Mobile Communications Inc. Sr. Note,
  14.00%                                                  750,000       11/01/2004        802,500
Universal Outdoor Inc. Sr. Sub. Note Series B,
  9.75%+                                                  250,000       10/15/2006        247,500
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000 to
  maturity+                                               300,000       10/15/2005        189,000
Wireless One Inc. Sr. Disc Note, 13.00%                   400,000       10/15/2003        260,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                        Principal        Maturity        Value
                                                         Amount            Date         (Note 1)
----------------------------------------------------------------------------------------------------
Corporate (cont'd)
Wireless One Inc. Sr. Note, 0.00% to 7/31/2001,
  13.50% from 8/1/2001 to maturity                     $1,250,000        8/01/2006    $    337,500
Wyman-Gordon Co. Sr. Note, 10.75%                         250,000        3/15/2003         266,250
                                                                                      -------------
                                                                                        34,987,849
                                                                                      -------------
Finance/Mortgage 3.9%
Advanta Credit Card Master Trust Series 95F-A1,
  6.05%                                                   475,000        8/01/2003         462,085
Bank of New York Institutional Capital Trust,
  7.78%+                                                2,650,000       12/01/2026       2,475,126
BankAmerica Institutional Capital Series B,
  7.70%+                                                2,600,000       12/31/2026       2,432,404
Capital One Bank Sr. Note, 7.08%                        2,500,000       10/30/2001       2,467,950
Chase Mortgage Finance Corp. Series 93L-2A5,
  6.25%                                                   675,000       10/25/2024         646,102
Countrywide Mortgage Inc. Series 1993-E A-1,
  6.50%                                                   270,352        1/25/2024         269,423
Countrywide Mortgage Inc. Series 1994-2 A-7,
  6.50%                                                   650,000        4/25/2008         647,354
DeBartolo Capital Partnership Class A2, 7.48%+          2,475,000        5/01/2004       2,504,391
Ford Credit Auto Loan Master Trust Series 95-1,
  6.50%                                                 1,100,000        8/15/2000       1,086,591
GE Global Insurance Holding Corp. Note, 7.00%           1,500,000        2/15/2026       1,363,695
Prudential Home Mortgage Securities Co. Series
  93-29 A-6 PAC, 6.75%                                  1,046,908        8/25/2008       1,040,030
Residential Funding Corp. Series 1993-S25 A-1,
  6.50%                                                   163,016        7/25/2008         161,182
Sears Credit Account Master Trust Series 1995-2A,
  8.10%                                                 2,650,000        6/15/2004       2,738,589
Sears Roebuck Acceptance Corp. Note, 6.86%              2,500,000        8/06/2001       2,475,625
                                                                                      -------------
                                                                                        20,770,547
                                                                                      -------------
Total Fixed Income Securities (Cost $134,462,387)                                      132,257,376
                                                                                      -------------


-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
EQUITY SECURITIES 55.3%
Basic Industries 8.9%
Chemical 3.3%
Agrium Inc.*+++                                      347,747    $      4,433,774
Cabot Corp.                                          120,000           2,880,000
Cambrex Corp.+++                                      45,750           1,532,625
Ciba Specialty Chemicals AG*                           2,700             223,280
Monsanto Co.                                          65,000           2,486,250
Nippon Chemical Industrial Co. Ltd.*                  19,000             109,849
Rhone-Poulenc SA*                                     72,700           2,464,122
Thiokol Corp.                                         60,000           3,315,000
                                                                  --------------
                                                                      17,444,900
                                                                  --------------
Diversified 0.2%
Axia Holdings Corp.*++                                   750              30,000
Plastic Specialties & Technology, Inc.*                7,500              22,500
Tenma Corp.*                                          99,000           1,320,854
                                                                  --------------
                                                                       1,373,354
                                                                  --------------
Electrical Equipment 0.8%
Asia Pacific Wire & Cable Corp.*                     121,800           1,461,600
General Electric Co.                                  25,900           2,570,575
Protection One Inc. Wts.*+                               800               5,400
Watsco Inc.*                                          10,800             275,400
                                                                  --------------
                                                                       4,312,975
                                                                  --------------
Forest Product 0.7%
Aracruz Celulose SA ADR                               47,000             857,750
Crown Packaging Holdings Ltd. Wts.*+                   3,750                 469
Equitable Bag Inc.*                                   47,600              23,800
Equitable Bag Inc. Pfd.*                               4,760             102,340
Mail-Well Holdings, Inc.*++                           14,205             280,548
S.D. Warren Co. Exch. Pfd.*                           18,000             670,500
SDW Holdings Corp. Wts.*                              18,000              76,500
Stone Container Corp.                                135,000           1,501,875
                                                                  --------------
                                                                       3,513,782
                                                                  --------------
Machinery 1.3%
Amada Co*                                            262,000           1,896,094
Chatwins Group Inc. Wts.*+                               500                 500
NSK Ltd.*                                             50,000             266,435
Sundstrand Corp.                                      85,000           3,686,875
US Filter Corp.*                                      39,600           1,222,650
                                                                  --------------
                                                                       7,072,554
                                                                  --------------
Metal & Mining 2.1%
Alumax Inc.*                                          80,000           2,770,000
Aluminum Company of America                           35,800           2,434,400
Bar Technologies Inc. Wts.*+                             250              11,250
Kennametal Inc.                                       85,000           3,081,250

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
Metal & Mining (cont'd)
NS Group Inc. Wts.*+                                      650      $     1,950
RTZ Corp.*                                             51,952          823,129
SGL Carbon AG*                                         10,700        1,469,005
Sheffield Steel Corp. Wts.*                             1,250            3,750
Wyman-Gordon Co.*                                      21,000          427,875
                                                                  ------------
                                                                    11,022,609
                                                                  ------------
Railroad 0.5%
Canadian National Railway Co.                          80,000        2,830,000
                                                                  ------------
Total Basic Industries                                              47,570,174
                                                                  ------------
Consumer Cyclical 7.7%
Airline 0.2%
America West Holding Corp. Cl. B*                      46,500          726,563
CHC Helicopter Corp. Wts.*++                            2,000            1,000
UNC Inc.*                                              16,800          239,400
                                                                  ------------
                                                                       966,963
                                                                  ------------
Automotive 1.3%
Exide Corp.                                           165,000        2,701,875
Harvard Industries Inc. 14.25% Exch. Pfd.[diamond]     11,533           33,157
Honda Motor Co.*                                       73,000        2,178,135
Lear Corp.*                                            18,800          627,450
NGK Spark Plug Co.*                                   175,000        1,698,068
                                                                  ------------
                                                                     7,238,685
                                                                  ------------
Building 0.7%
DeGeorge Financial Corp. Wts.*                          3,000              750
Lafarge Corp.                                         116,600        2,652,650
Shenzhen Expressway Co. Ltd.*                       2,900,000          907,572
Waxman Industries Inc. Wts.*+                          29,500           88,500
                                                                  ------------
                                                                     3,649,472
                                                                  ------------
Hotel & Restaurant 1.3%
Fine Host Corp.*                                       30,100          707,350
Harrah's Entertainment Inc.*                          201,000        3,442,125
Mirage Resorts Inc.*                                  121,900        2,590,375
Motels of America Inc.*+                                  500            5,750
Primadonna Resorts Inc.*                               14,600          290,175
                                                                  ------------
                                                                     7,035,775
                                                                  ------------
Recreation 1.2%
Amer Group Ltd. Cl. A*                                 80,300        1,655,637
American Radio Systems Corp.                           14,300          436,150
American Radio Systems Corp. Exch. Pfd.*+               2,500          245,000
American Telecasting Inc. Wts.*                         1,250            1,250
Evergreen Media Corp. Cl. A                            17,800          519,538
Fitzgeralds South Inc. Wts.*++                          1,250           12,500
Goldriver Hotel & Casino Corp. Cl. B*++                20,000            2,500
Recreation (cont'd)
Goldriver Hotel & Casino Corp. Liquidation Trust
  Units++                                             500,000      $     6,350
Granite Broadcasting Corp.*+                              250          231,250
Heartland Wireless Communications, Inc. Wts.*++         1,500            1,500
SHRP Equity Inc.*                                          37              148
Walt Disney Co.                                        45,000        3,285,000
Wireless One Inc. Wts.*+                                  750              750
Wireless One Inc. Wts.*                                 1,250              938
                                                                  ------------
                                                                     6,398,511
                                                                  ------------
Retail Trade 2.8%
Carson Pirie Scott & Co.*                              14,300          441,513
Central Rents Inc.*+                                      250           13,750
Dominick's Supermarkets Inc.*                          27,500          632,500
Filenes Basement Corp.*                                35,100          236,925
Genesco Inc.*                                          29,500          331,875
Global DirectMail Corp.*                               37,000          642,875
Gucci Group NV*                                        35,300        2,546,013
Kroger Co.*                                           100,000        5,075,000
Ralphs Grocery Co. Wts.*++#                             9,686           97,645
Rite-Aid Corp.                                         41,600        1,747,200
Sears Roebuck & Co.                                    39,100        1,964,775
Stride Rite Corp.                                      19,100          286,500
Sunglass Hut International Inc.*                       63,000          441,000
Supermarkets General Holdings Corp.
  Exch. Pfd.[diamond]                                  18,200          432,250
                                                                  ------------
                                                                    14,889,821
                                                                  ------------
Textile & Apparel 0.2%
Acme Boot Co.*+                                           250              250
Kenneth Cole Productions Inc. Cl. A*                   24,600          516,600
Samsonite Corp.*                                        8,700          376,275
                                                                  ------------
                                                                       893,125
                                                                  ------------
Total Consumer Cyclical                                             41,072,352
                                                                  ------------
Consumer Staple 12.8%
Business Service 2.4%
ADT Ltd.*                                             170,000        4,250,000
Greenwich Air Services Inc.*                           42,700        1,216,950
HBO & Co.                                              40,000        1,900,000
ICF Kaiser International Inc. Wts.*                     2,400            1,200
La Petite Holdings Corp.*                              22,000          896,500
Pagemart Inc. Wts.*+                                    2,300            9,200
Philip Environmental Inc.*                             74,900        1,132,863
Republic Industries Inc.*                              76,700        2,660,531
Universal Outdoor Holdings Inc.*                       16,000          464,000
Vestar/LPA Investment Corp.*+                           1,375           13,750
                                                                    ----------
                                                                    12,544,994
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
Drug 2.5%
Amgen Inc.*                                           44,300       $ 2,475,263
Axogen Ltd.*                                          52,500         1,207,500
Biora AB*                                            168,900         1,781,787
BioVail Corp.*                                        44,800         1,041,600
Novartis AG*                                           2,700         3,351,077
Pfizer Inc.                                           40,300         3,390,238
                                                                  ------------
                                                                    13,247,465
                                                                  ------------
Food & Beverage 1.5%
Coca-Cola Enterprises Inc.                            47,500         2,725,312
Dr Pepper Bottling Holdings Inc. Cl. A*               56,000           784,000
LVMH Moet Hennessy Louis Vuitton*                      4,400         1,070,514
Seven-Up/RC Bottling Co. of Southern California*      26,250           311,719
Whitman Corp.                                        131,900         3,231,550
                                                                  ------------
                                                                     8,123,095
                                                                  ------------
Hospital Supply 3.8%
Baxter International Inc.                             59,600         2,570,250
Columbia/HCA Healthcare Corp.                         84,350         2,836,269
Genesis Health Ventures Inc.*                         10,900           340,625
Healthdyne Technologies Inc.*                         67,100           944,642
IDX Systems Corp.*                                     5,400           147,150
Johnson & Johnson                                     60,000         3,172,500
Karrington Health Inc.*                               35,000           420,000
Pacificare Health Systems, Inc. Cl. A*                12,000           991,500
Physio-Control International Corp.*                   13,700           190,088
Roche Holdings AG*                                       475         4,107,974
Rural/Metro Corp.*                                    29,500           899,750
Tenet Healthcare Corp.                               108,800         2,679,200
Total Renal Care Holdings Inc.*                       25,700           780,637
Xomed Surgical Products Inc.*                         22,300           367,950
                                                                  ------------
                                                                    20,448,535
                                                                  ------------
Personal Care 0.6%
Avon Products Inc.                                    50,500         2,651,250
Wesley Jessen Visioncare Inc.*                        48,000           744,000
                                                                  ------------
                                                                     3,395,250
                                                                  ------------
Printing & Publishing 1.4%
A.H. Belo Corp. Cl. A                                 12,852           475,524
General Media Inc. Wts.*++                               250               250
Hollinger International, Inc. Cl. A*                 340,000         3,102,500
K-III Communications Corp. Series B Exch. Pfd.*        5,424           592,562
K-III Communications Corp. Series D Exch. Pfd.*        2,500           250,625
Sullivan Holdings Inc.*                                  149            53,467
Valassis Communications Inc.                         125,000         2,796,875
                                                                  ------------
                                                                     7,271,803
                                                                  ------------
Tobacco 0.6%
Imperial Tobacco Group PLC*                          359,100       $ 2,463,717
Philip Morris Companies, Inc.                          8,500           970,062
                                                                  ------------
                                                                     3,433,779
                                                                  ------------
Total Consumer Staple                                               68,464,921
                                                                  ------------
Energy 6.0%
Oil 4.9%
Burlington Resources Inc.                             59,800         2,556,450
Energy Africa Ltd.*                                  938,900         4,355,119
ENI SPA ADR                                           41,700         2,111,063
Oryx Energy Co.                                      186,200         3,584,350
Royal Dutch Petroleum Co.                             17,000         2,975,000
Seagull Energy Corp.*+++                             358,288         6,449,184
Tosco Corp.                                          117,000         3,334,500
Total SA Cl. B*                                       12,909         1,119,493
                                                                  ------------
                                                                    26,485,159
                                                                  ------------
Oil Service 1.1%
Cliffs Drilling Co.*                                   4,700           279,062
Coflexip*                                             31,763         1,951,774
Schlumberger Ltd.                                     34,900         3,743,025
                                                                  ------------
                                                                     5,973,861
                                                                  ------------
Total Energy                                                        32,459,020
                                                                  ------------
Finance 7.6%
Bank 3.3%
BankAmerica Corp.                                     43,000         4,332,250
Citicorp                                              35,000         3,788,750
Fleet Financial Group Inc.                            65,900         3,772,775
Glendale Federal Bank FSB                             22,300           512,900
Mellon Bank Corp.                                     49,900         3,630,225
NationsBank Corp.                                     11,600           642,350
Riverbank America Pfd.*                               20,000           480,000
Sovereign Bancorp Inc.*                               32,660           391,920
                                                                  ------------
                                                                    17,551,170
                                                                  ------------
Financial Service 0.9%
Beacon Properties Corp.                               10,000           331,250
CMAC Investment Corp.                                 13,500           450,562
CRIIMI MAE Inc.*                                      13,500           199,125
Essex Property Trust, Inc.*                           11,300           337,588
Federal Home Loan Mortgage Corp.                      96,800         2,637,800
First Industrial Realty Trust Inc.                    11,300           357,363
Homeside Inc.*                                        30,100           443,975
                                                                    ----------
                                                                     4,757,663
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
Insurance 3.4%
Ace Ltd.                                              88,900      $  5,689,600
AMBAC Inc.                                            27,200         1,754,400
Capital Re Corp.                                       5,500           234,438
Mid Ocean Ltd.                                        90,000         4,297,500
Mutual Risk Management Ltd.                           12,900           467,625
Penncorp Financial Group Inc.*                        20,000           640,000
Saint Paul Companies, Inc.                             7,000           454,125
Travelers Group Inc.                                  46,100         2,207,037
Travelers Property Casualty Corp. Cl. A               76,700         2,435,225
                                                                  ------------
                                                                    18,179,950
                                                                  ------------
Total Finance                                                       40,488,783
                                                                  ------------
Science & Technology 10.0%
Aerospace 1.2%
Boeing Co.                                            18,246         1,799,512
Bombardier, Inc. Cl. B                                85,200         1,541,538
First Aviation Services Inc.*                         49,900           474,050
General Dynamics Corp.                                34,800         2,344,650
Ladish Company, Inc.*++#                              52,000            97,500
Triumph Group, Inc.*                                  14,700           369,338
                                                                  ------------
                                                                     6,626,588
                                                                  ------------
Computer Software & Service 3.2%
Anacomp Inc.*                                         19,457           214,027
Anacomp Inc. Wts.*                                     4,941            18,529
Boston Technology Inc.*                               19,600           369,950
Check Point Software Technologies Ltd.*               21,200           434,600
Cisco Systems Inc.*                                   51,000         2,454,375
Complete Business Solutions Inc.*                     15,500           151,125
Manugistics Group Inc.*                                9,900           361,350
Mastech Corp.*                                        22,000           354,750
Microsoft Corp.*                                      27,800         2,548,912
National Processing, Inc.*                            57,700           461,600
Planning Sciences International PLC ADR*              51,600           464,400
SAP AG Pfd.*                                          14,900         2,554,796
Sema Group PLC*                                       72,300         1,635,315
TriTeal Corp.*                                        12,000           141,000
TT Tieto Oy Cl. B*                                     8,000           658,179
Veritas Software Co.*                                 15,500           459,188
Wang Laboratories Inc.*                               44,200           784,550
Western Digital Corp.*                                27,500         1,557,187
Wind River Systems Inc.*                              10,350           244,519
WM Data AB Cl. B*                                      8,100           706,170
Xylan Corp.*                                          12,400           238,700
                                                                  ------------
                                                                    16,813,222
                                                                  ------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
Electronic Components 2.0%
ABB AG*                                                  775      $    931,723
AMP Inc.                                              59,400         2,041,875
Hitachi Ltd.*                                        220,000         1,956,821
Intel Corp.                                           13,000         1,808,625
Lernout & Hauspie Speech Products NV ADR*              4,000            77,000
Microtouch Systems Inc.*                              20,500           404,875
Remec Inc.*                                           28,900           621,350
Rohm Co.                                              32,000         2,359,829
Zebra Technologies Corp. Cl A*                        20,400           469,200
                                                                  ------------
                                                                    10,671,298
                                                                  ------------
Electronic Equipment 2.7%
Berg Electronics Corp.*                               16,000           456,000
Chicago Miniature Lamp, Inc.*                         22,900           449,412
L.M. Ericsson Telephone Co. ADR Cl. B*                88,480         2,991,730
L.M. Ericsson Telephone Co. Cl. B*                    96,800         3,416,773
Lucent Technologies Inc.*                             34,600         1,825,150
Motorola Inc.                                         38,900         2,348,587
Network Equipment Technologies, Inc.*                 61,800           834,300
Pioneer-Standard Electronics Inc.                     14,400           183,600
Toolex Alpha NV*                                     204,400         1,929,022
                                                                  ------------
                                                                    14,434,574
                                                                  ------------
Office Equipment 0.9%
Compaq Computer Corp.*                                45,400         3,478,775
FileNet Corp.*                                        17,500           282,188
Hewlett-Packard Co.                                   23,200         1,235,400
                                                                  ------------
                                                                     4,996,363
                                                                  ------------
Total Science & Technology                                          53,542,045
                                                                  ------------
Utility 2.3%
Electric 1.7%
Allegheny Power Systems Inc.                          78,600         2,328,525
Edison International Inc.                            103,800         2,335,500
OGE Energy Corp.                                      60,000         2,512,500
Veba AG*                                              37,000         2,095,114
                                                                  ------------
                                                                     9,271,639
                                                                  ------------
Electronic Equipment 0.1%
Telco Systems Inc.*                                   24,100           265,100
                                                                  ------------
Telephone 0.5%
Allen Telecom Inc.                                    33,400           584,500
BCE Inc.                                              30,000         1,380,000
Celcaribe SA Trust Certificates*+                    297,558           669,505
Clearnet Communications Inc. Wts.*                     2,640            15,180
Intelcom Group, Inc. Wts.*++                           1,650            19,800
Intercel Inc. Wts.*                                      960             5,760
                                                                  ------------
                                                                     2,674,745
                                                                  ------------
Total Utility                                                       12,211,484
                                                                   -----------
Total Equity Securities (Cost $266,295,334)                        295,808,779
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
-------------------------------------------------------------------------------
EQUITY SECURITIES--INFLATION RESPONSIVE
  INVESTMENTS 12.2%
Basic Industries 2.3%
Metal & Mining 2.0%
Ashanti Goldfields Ltd. GDR                            50,000      $   687,500
AUR Resources Inc.*                                    50,000          274,467
Battle Mountain Gold Co.                              100,000          662,500
Carpenter Technology Corp.*                            25,000          956,250
Crown Resources Corp.*                                125,000          765,625
Delta Gold NL*                                        168,000          247,601
Freeport-McMoRan Copper & Gold, Inc. Cl. B*            20,000          607,500
Kinross Gold Corp.*                                    60,000          405,000
Maxxam Inc.*                                           25,000        1,131,250
Menzies Gold NL*                                      400,000          163,061
Newcrest Mining Ltd.*                                 150,000          491,533
Normandy Mining Ltd.*                                 500,000          678,504
Pan African Resources Corp.*                          215,600           62,290
Placer Dome Inc.                                       30,000          543,750
Royal Oak Mines Inc.*                                 100,000          318,750
Southernera Resources Ltd.*                           100,000          548,935
Stillwater Mining Co.*                                 30,900          606,412
Sutton Resources Ltd.*                                 28,000          490,000
TVX Gold Inc.*                                         60,000          427,500
Vaal Reefs Exploration & Mining Ltd. ADR               43,100          261,294
Viceroy Resource Corp.*                               100,000          426,147
                                                                  ------------
                                                                    10,755,869
                                                                  ------------
Railroad 0.3%
OMI Corp.                                             142,200        1,386,450
                                                                  ------------
Total Basic Industries                                              12,142,319
                                                                  ------------
Consumer Staple 0.3%
Business Service 0.3%
Commodore Applied Technologies, Inc.*                 150,000        1,068,750
Commodore Applied Technologies, Inc. Wts.*            150,000          337,500
                                                                  ------------
                                                                     1,406,250
                                                                  ------------
Total Consumer Staple                                                1,406,250
                                                                  ------------
Energy 8.9%
Oil 6.6%
3DX Technologies Inc.*                                 50,000          550,000
Abacan Resource Corp.*@                               395,100        3,111,412
Apache Corp.                                           37,500        1,256,250
Arakis Energy Corp.*@                                 453,100        1,925,675
Barrett Resources Corp.*                               38,900        1,162,138
Barrington Petroleum Ltd.*                             91,400          330,083
Basin Exploration Inc.*                                65,000          446,875
Canadian 88 Energy Corp.*                              40,700          163,153

------------------------------------------------------------------------------
                                                                      Value
                                                      Shares        (Note 1)
------------------------------------------------------------------------------
Oil (cont'd)
Canadian Conquest Exploration Inc.*                   173,600      $   206,891
Clayton Williams Energy Inc.*                          27,198          333,176
Coho Energy Inc.*                                     139,300        1,009,925
Crystal Oil Co.*                                       10,000          347,500
CS Resources Ltd.*                                    100,000          841,459
Forcenergy Inc.                                         8,900          255,875
Intensity Resources Ltd.*                             161,300          258,639
KCS Energy Inc.@                                      110,800        3,642,550
Mercantile International Petroleum, Inc.*             101,600          162,560
Nuevo Energy Co.*@                                     89,100        3,419,212
Oil Search Ltd.*                                    1,598,100        3,382,620
Optima Petroleum Corp.*                                43,100           94,281
Pan East Petroleum Inc.*                               85,300          277,248
Plains Resources Inc.*                                109,800        1,454,850
Ranger Oil Ltd.*                                      367,000        3,486,500
Seven Seas Petroleum Inc*                              30,000          300,000
Southwestern Energy Co.*                               58,600          783,775
Stampeder Exploration Ltd.                            225,350        1,126,750
Summit Resources Ltd.                                  50,000          234,742
Tarragon Oil & Gas Ltd.*                              116,357        1,416,118
Tom Brown, Inc.*@                                      96,843        1,791,595
Triton Energy Ltd. Cl. A                               28,500        1,104,375
Ulster Petroleum Ltd.*                                 89,000          636,403
                                                                  ------------
                                                                    35,512,630
                                                                  ------------
Oil Service 2.3%
Atwood Oceanics Inc.*                                  35,000        2,174,375
Dailey Petroleum Services Corp. Cl. A*                 34,200          230,850
Dreco Energy Services Ltd. Cl. A*@                     47,100        1,601,400
Ensco International Inc.*@                             61,887        3,047,935
Global Marine Inc.*                                    31,900          685,850
J. Ray McDermott SA*                                   46,900        1,137,325
Noble Drilling Corp.*                                  83,200        1,435,200
Patterson Energy, Inc.*                                 4,584          126,633
Pool Energy Services Co.*                              51,400          758,150
Rowan Companies, Inc.*                                 11,400          257,925
TMBR / Sharp Drilling, Inc.*                           20,500          243,437
Tuboscope Vetco International Corp.*                   30,000          408,750
                                                                  ------------
                                                                    12,107,830
                                                                  ------------
Total Energy                                                        47,620,460
                                                                  ------------
Utility 0.7%
Natural Gas 0.7%
TransTexas Gas Corp.*@                                279,700        3,915,800
                                                                  ------------
Total Utility                                                        3,915,800
                                                                  ------------
Total Equity Securities--Inflation Responsive Investments
  (Cost $50,538,462)                                                65,084,829
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

 -----------------------------------------------------------------------------
Investment Portfolio (cont'd)
 -----------------------------------------------------------------------------

------------------------------------------------------------------------------
                                      Principal     Maturity        Value
                                       Amount         Date         (Note 1)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.,
  dated 3/31/97, repurchase
  proceeds $260,031,
  collateralized by $265,000 U.S.
  Treasury Note, 6.00%, due
  5/31/98, market value $269,582     $   260,000   4/01/1997  $        260,000
                                                                --------------
Total Repurchase Agreements (Cost $260,000)                            260,000
                                                                --------------
CASH EQUIVALENTS 8.8%
American Express Credit Corp.,
  5.48%                                1,325,000   4/01/1997         1,325,000
American Express Credit Corp.,
  5.60%                                2,646,000   4/08/1997         2,646,000
Deere & Co., 5.60%                    15,000,000   4/10/1997        15,000,000
Ford Motor Credit Co., 5.56%*         14,582,000   4/01/1997        14,582,000
General Electric Capital Corp.,
  5.63%                               11,725,000   4/02/1997        11,725,000
General Electric Capital Corp.,
  5.65%                                1,643,000   4/10/1997         1,643,000
                                                                --------------
Total Cash Equivalents (Cost $46,921,000)                           46,921,000
                                                                --------------
Total Investments (Cost $498,477,183)--101.1%                      540,331,984
Cash and Other Assets, Less Liabilities--(1.1%)                     (5,718,014)
                                                                --------------
Net Assets--100.0%                                            $    534,613,970
                                                                ==============

-----------------------------------------------------------------------------
Federal Income Tax Information:
At March 31, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $499,107,458 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                $ 61,630,193
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                 (20,405,667)
                                                                  -----------
                                                                 $ 41,224,526
                                                                  ===========

ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

*         Nonincome-producing securities.

[diamond] Payments of income may be made in cash or in the form of additional securities.

[ ]       Security is in default.

# Security valued under consistently applies procedures established by the Trustees.

++ Security restricted as to public resale. The total cost and market value of restricted securities owned at March 31, 1997 were $396,266 and $570,917 (0.11% of net assets), respectively.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 1997 were $17,345,368 and $16,780,083 (3.14% of net assets), respectively.

+++ 152,747 shares of Agrium, Inc., 22,500 shares of Cambrex Corp. and 158,780 shares of Seagull Energy Corp. are considered by the Adviser to be part of Inflation Responsive Investments.

@ 107,000 shares of Abacan Resource Corp., 118,200 shares of Arakis Energy Corp., 17,100 shares of Dreco Energy Services Ltd., 28,100 shares of Ensco International, Inc., 30,800 shares of KCS Energy, Inc., 14,100 shares of Nuevo Energy Co., 9,444 shares of Tom Brown, Inc., and 70,000 shares of TransTexas Gas Corp. are considered by the Adviser to be part of Equity Securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at March 31, 1997, are as follows:

                                                                                  Unrealized
                                                                    Contract    Appreciation     Delivery
                                                  Total Value        Price    (Depreciation)       Date
-----------------------------------------------------------------------------------------------------------
Sell Australian dollars, buy U.S. dollars        2,300,000 AUD    0.78840 AUD       $  10,845     4/24/97
Sell Australian dollars, buy U.S. dollars        1,141,000 AUD    0.77500 AUD          (9,910)    4/24/97
Buy Australian dollars, sell U.S. dollars          655,500 AUD    0.77567 AUD           5,150     5/14/97
Sell Australian dollars, buy U.S. dollars        3,965,500 AUD    0.75560 AUD        (110,743)    5/14/97
Sell Canadian dollars, buy U.S. dollars          1,580,000 CAD    0.74223 CAD          28,064     5/14/97
Buy Canadian dollars, sell U.S. dollars          1,632,000 CAD    0.74228 CAD         (29,078)    5/14/97
Buy Canadian dollars, sell U.S. dollars          1,580,000 CAD    0.74267 CAD         (28,761)    5/14/97
Sell Canadian dollars, buy U.S. dollars          1,632,000 CAD    0.74247 CAD          29,393     5/14/97
Sell Danish krone, buy U.S. dollars             24,516,700 DKK    0.15680 DKK         (23,029)    5/14/97
Buy Danish krone, sell U.S. dollars             14,170,000 DKK    0.15305 DKK          66,359     5/14/97
Buy Danish krone, sell U.S. dollars             10,346,700 DKK    0.15553 DKK          22,840     5/14/97
Buy Danish krone, sell U.S. dollars              3,032,300 DKK    0.15516 DKK           7,229     4/24/97
Sell Danish krone, buy U.S. dollars              3,032,300 DKK    0.16063 DKK           9,353     4/24/97
Sell European currency units, buy U.S.
  dollars                                        2,148,000 XEU    1.16180 XEU         (12,838)    5/14/97
Buy Hong Kong dollars, sell U.S. dollars         4,042,616 HKD    0.12904 HKD              53     4/01/97
Buy Hong Kong dollars, sell U.S. dollars         3,000,589 HKD    0.12907 HKD             (35)    4/02/97
                                                                                   ----------
                                                                                    $ (35,108)
                                                                                   ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1997

Assets
Investments, at value (Cost $498,477,183) (Note 1)       $ 540,331,984
Cash                                                           799,829
Receivable for securities sold                               3,927,457
Interest and dividends receivable                            2,574,248
Receivable for fund shares sold                              1,157,255
Receivable for open forward contracts                          179,286
Receivable from Distributor (Note 3)                            43,318
Other assets                                                    73,585
                                                           -----------
                                                           549,086,962
Liabilities
Payable for securities purchased                            12,092,628
Payable for fund shares purchased                              900,757
Accrued transfer agent and shareholder services (Note
  2)                                                           381,612
Accrued management fee (Note 2)                                348,777
Accrued distribution and service fees (Note 5)                 286,100
Payable for open forward contracts                             214,394
Dividends payable                                               91,700
Accrued trustees' fees (Note 2)                                  8,580
Other accrued expenses                                         148,444
                                                           -----------
                                                            14,472,992
                                                           -----------
Net Assets                                               $ 534,613,970
                                                           ===========
Net Assets consist of:
 Undistributed net investment income                     $       6,424
 Unrealized appreciation of investments                     41,854,801
 Unrealized depreciation of forward contracts and
   foreign currency                                            (52,419)
 Accumulated net realized gain                              25,604,549
 Shares of beneficial interest                             467,200,615
                                                           -----------
                                                         $ 534,613,970
                                                           ===========
Net Asset Value and redemption price per share of Class
  A shares ($244,347,819 / 23,497,866 shares of
  beneficial interest)                                          $10.40
                                                                ======
Maximum Offering Price per share of Class A shares
  ($10.40 / .955)                                               $10.89
                                                                ======
Net Asset Value and offering price per share of
  Class B shares ($251,518,149 / 24,263,341 shares of
  beneficial interest)*                                         $10.37
                                                                ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($21,262,673 / 2,044,892
  shares of beneficial interest)                                $10.40
                                                                ======
Net Asset Value and offering price per share of
  Class D shares ($17,485,329 / 1,683,937 shares of
  beneficial interest)*                                         $10.38
                                                                ======

--------------------------------------------------------------------------------
   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended March 31, 1997

Investment Income
Interest                                                 $  12,294,998
Dividends, net of foreign taxes of $143,358                  3,785,347
                                                           -----------
                                                            16,080,345
Expenses
Management fee (Note 2)                                      3,692,033
Transfer agent and shareholder services (Note 2)             1,050,878
Custodian fee                                                  383,283
Service fee-Class A (Note 5)                                   574,953
Distribution and service fees-Class B (Note 5)               2,248,670
Distribution and service fees-Class D (Note 5)                 154,456
Reports to shareholders                                        123,770
Registration fees                                               41,671
Audit fee                                                       41,012
Trustees' fees (Note 2)                                         28,894
Miscellaneous                                                   36,566
                                                           -----------
                                                             8,376,186
Expenses borne by the Distributor (Note 3)                    (475,396)
                                                           -----------
                                                             7,900,790
                                                           -----------
Net investment income                                        8,179,555
                                                           -----------
Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)            52,402,713
Net realized gain on forward contracts and foreign
  currency (Note 1)                                          1,399,025
                                                           -----------
  Total net realized gain                                   53,801,738
                                                           -----------
Net unrealized depreciation of investments                  (7,984,019)
Net unrealized depreciation of forward contracts and
  foreign currency                                            (260,085)
                                                           -----------
  Total net unrealized depreciation                         (8,244,104)
                                                           -----------
Net gain on investments, foreign currency and forward
  contracts                                                 45,557,634
                                                           -----------
Net increase in net assets resulting from operations     $  53,737,189
                                                           ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                        Year ended March 31
                                      ------------------------
                                         1997         1996
--------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income               $  8,179,555 $   8,195,807
Net realized gain on investments,
  foreign currency and forward
  contracts*                          53,801,738    33,933,659
Net unrealized appreciation
  (depreciation) of investments,
  foreign currency and forward
  contracts                           (8,244,104)   38,037,693
                                      ----------   -----------
Net increase resulting from
  operations                          53,737,189    80,167,159
                                      ----------   -----------
Dividends from net investment
  income:
 Class A                              (6,086,782)   (5,148,650)
 Class B                              (4,234,267)   (3,355,386)
 Class C                                (634,525)     (819,460)
 Class D                                (289,417)     (240,897)
                                      ----------   -----------
                                     (11,244,991)   (9,564,393)
                                      ----------   -----------
Distributions from net realized
  gains:
 Class A                             (18,380,936)   (3,056,467)
 Class B                             (18,075,176)   (2,771,674)
 Class C                              (1,771,455)     (490,395)
 Class D                              (1,236,399)     (194,112)
                                      ----------   -----------
                                     (39,463,966)   (6,512,648)
                                      ----------  -----------
Net increase (decrease) from fund
  share transactions (Note 6)         97,991,295    (2,678,848)
                                      ----------   -----------
Total increase in net assets         101,019,527    61,411,270

Net Assets
Beginning of year                    433,594,443   372,183,173
                                      ----------   -----------
End of year (including
  undistributed net investment
  income of $6,424 and $3,185,167,
  respectively)                     $534,613,970 $ 433,594,443
                                      ==========   ===========
*Net realized gain for Federal
  income tax purposes (Note 1)      $ 52,820,595 $  20,102,035
                                      ==========   ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1997

Note 1
State Street Research Managed Assets (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in December, 1988. The Trust consists presently of two separate funds: State Street Research Managed Assets and State Street Research High Income Fund.

The investment objective of the Fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents. Total return may include current income as well as capital appreciation. The Fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any,

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. Forward Contracts and Foreign Currencies
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. Net Investment Income
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

E. Dividends
Dividends from net investment income are declared and paid or reinvestedquarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicabletax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gains and losses and wash sale deferrals.

F. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through March 31, 1995, the Fund incurred net capital losses of $9,216,832 and has deferred and treated such losses as arising in the fiscal year ended March 31, 1996.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1997, the fees pursuant to such agreement amounted to $3,692,033.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 1997, the amount of such expenses was $275,962.

The fees of the Trustees not currently affiliated with the Adviser amounted to $28,894 during the year ended March 31, 1997.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended March 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $475,396.

Note 4
For the year ended March 31, 1997, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, aggregated $547,388,033 and $490,693,454 (including $62,847,769 and $49,513,359 of U.S. Government obligations), respectively.

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and mar- keting services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1997, fees pursuant to such plan amounted to $574,953, $2,248,670 and $154,456 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $158,495 and $1,045,013, respectively, on sales of Class A shares of the Fund during the year ended March 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $1,972,843 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $387,778 and $1,277 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At March 31, 1997, the Distributor owned one Class A share and Metropolitan owned 1,019 Class B shares of the Fund.

Share transactions were as follows:

                                                                 Year ended March 31
                                            -------------------------------------------------------------
                                                         1997                           1996
                                             ----------------------------  ------------------------------
Class A                                         Shares         Amount          Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                     4,746,853    $ 50,499,204      3,142,066     $ 30,625,584
Issued upon reinvestment of:
 Dividends from net investment income             558,830       5,876,689        505,011        4,934,090
 Distributions from net realized gains          1,699,169      17,870,060        307,042        2,969,095
Shares repurchased                             (3,698,792)    (39,318,613)    (4,460,168)     (43,019,460)
                                               ----------     -----------     ----------      -----------
Net increase (decrease)                         3,306,060    $ 34,927,340       (506,049)    $ (4,490,691)
                                               ==========     ===========     ==========      ===========

Class B                                         Shares         Amount          Shares          Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                     6,191,667    $ 65,679,543      3,862,169     $ 37,612,607
Issued upon reinvestment of:
 Dividends from net investment income             389,723       4,088,191        332,475        3,235,190
 Distributions from net realized gains          1,680,278      17,607,323        281,171        2,710,479
Shares repurchased                             (2,845,172)    (30,131,674)    (3,052,294)     (29,408,533)
                                               ----------     -----------     ----------      -----------
Net increase                                    5,416,496    $ 57,243,383      1,423,521     $ 14,149,743
                                               ==========     ===========     ==========      ===========

Class C                                         Shares         Amount          Shares          Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                       718,397    $  7,645,927      1,072,850     $ 10,385,513
Issued upon reinvestment of:
 Dividends from net investment income              60,113         631,951         84,178          819,983
 Distributions from net realized gains            168,533       1,771,442         50,697          489,441
Shares repurchased                               (802,252)     (8,601,591)    (2,251,394)     (22,256,352)
                                               ----------     -----------     ----------      -----------
Net increase (decrease)                           144,791    $  1,447,729     (1,043,669)    $(10,561,415)
                                               ==========     ===========     ==========      ===========

Class D                                        Shares         Amount          Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                       594,410    $  6,307,999        252,653     $  2,474,692
Issued upon reinvestment of:
 Dividends from net investment income              25,583         268,626         22,570          219,580
 Distributions from net realized gains            110,940       1,163,717         18,905          182,432
Shares repurchased                               (319,082)     (3,367,499)      (482,326)      (4,653,189)
                                               ----------     -----------     ----------      -----------
Net increase (decrease)                           411,851    $  4,372,843       (188,198)    $ (1,776,485)
                                               ==========     ===========     ==========      ===========

STATE STREET RESEARCH MANAGED ASSETS

 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
 -----------------------------------------------------------------------------
For a share outstanding throughout each year:

                                                        Class A
                                --------------------------------------------------------
                                                  Year ended March 31
                                --------------------------------------------------------
                               1997***      1996***       1995       1994        1993
----------------------------------------------------------------------------------------
Net asset value, beginning
  of year                       $  10.29    $   8.76    $   8.94   $   8.94     $  8.22
Net investment income*              0.21        0.23        0.27       0.22        0.27
Net realized and unrealized
  gain (loss) on investments,
  foreign currency and
  forward contracts                 1.05        1.72       (0.14)      0.72        1.01
                                ---------   ---------   ---------   ---------  ---------
  Total from investment
    operations                      1.26        1.95        0.13       0.94        1.28
                                ---------   ---------   ---------   ---------  ---------
Dividends from net
  investment income                (0.28)      (0.26)      (0.17)     (0.22)      (0.25)
Distributions from net
  realized gains                   (0.87)      (0.16)      (0.14)     (0.72)      (0.31)
                                ---------   ---------   ---------   ---------  ---------
  Total distributions              (1.15)      (0.42)      (0.31)     (0.94)      (0.56)
                                ---------   ---------   ---------   ---------  ---------
Net asset value, end of year    $  10.40    $  10.29    $   8.76   $   8.94     $  8.94
                                =========   =========   =========   =========  =========
Total return                       12.49%+     22.55%+      1.52%+    10.96%+     16.54%+
Net assets at end of year
  (000s)                        $244,348    $207,713    $181,358   $166,011     $93,537
Ratio of operating expenses
  to average net assets*            1.25%       1.25%       1.25%      1.25%       1.25%
Ratio of net investment
  income to average net
  assets*                           2.02%       2.34%       3.11%      2.75%       3.26%
Portfolio turnover rate           108.41%     109.20%      89.58%    105.17%     142.86%
Average commission rate@        $ 0.0266          --          --         --          --
*Reflects voluntary
 assumption of fees
 or expenses per share in
 each year (Note 3)             $   0.01    $   0.02    $   0.03   $   0.02     $  0.02

                                                   Class B
                               ----------------------------------------------
                                             Year ended March 31
                               ----------------------------------------------
                                1997***     1996***       1995       1994**
-----------------------------------------------------------------------------
Net asset value, beginning
  of year                       $  10.25    $   8.74    $   8.92     $  8.78
Net investment income*              0.13        0.15        0.20        0.16
Net realized and unrealized
  gain (loss) on investments,
  foreign currency and
  forward contracts                 1.06        1.71       (0.13)       0.39
                                ---------   ---------   ---------   ----------
  Total from investment
    operations                      1.19        1.86        0.07        0.55
                                ---------   ---------   ---------   ----------
Dividends from net
  investment income                (0.20)      (0.19)      (0.11)      (0.18)
Distributions from net
  realized gains                   (0.87)      (0.16)      (0.14)      (0.23)
                                ---------   ---------   ---------   ----------
  Total distributions              (1.07)      (0.35)      (0.25)      (0.41)
                                ---------   ---------   ---------   ----------
Net asset value, end of year    $  10.37    $  10.25    $   8.74     $  8.92
                                =========   =========   =========   ==========
Total return                       11.76%+     21.48%+      0.82%+      6.26%+++
Net assets at end of year
  (000s)                        $251,518    $193,272    $152,251     $83,244
Ratio of operating expenses
  to average net assets*            2.00%       2.00%       2.00%       2.00%++
Ratio of net investment
  income to average net
  assets*                           1.27%       1.59%       2.38%       2.03%++
Portfolio turnover rate           108.41%     109.20%      89.58%     105.17%
Average commission rate@        $ 0.0266          --          --          --
*Reflects voluntary
 assumption of fees
 or expenses per share in
 each year (Note 3)             $   0.01    $   0.02    $   0.03     $  0.03

--------------------------------------------------------------------------------

++  Annualized.

**  June 1, 1993 (commencement of share class designations) to March 31, 1994.

*** Per-share figures have been calculated using the average shares method.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ For fiscal years beginning on or after April 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                        Class C
                                        -----------------------------------------
                                                  Year ended March 31
                                        -----------------------------------------
                                       1997***    1996***     1995       1994**
---------------------------------------------------------------------------------
Net asset value, beginning of year     $ 10.29    $  8.77    $  8.95    $  8.78
Net investment income*                    0.24       0.25       0.29       0.21
Net realized and unrealized gain
  (loss) on investments, foreign
  currency and forward contracts          1.05       1.71      (0.14)      0.43
                                        --------  --------   --------   ---------
  Total from investment   operations      1.29       1.96       0.15       0.64
                                        --------  --------   --------   ---------
Dividends from net investment income     (0.31)     (0.28)     (0.19)     (0.24)
Distributions from net realized
  gains                                  (0.87)     (0.16)     (0.14)     (0.23)
                                        --------  --------   --------   ---------
  Total distributions                    (1.18)     (0.44)     (0.33)     (0.47)
                                        --------  --------   --------   ---------
Net asset value, end of year           $ 10.40    $ 10.29    $  8.77    $  8.95
                                        ========  ========   ========   =========
Total return                             12.77%+    22.70%+     1.77%+     7.27%+++
Net assets at end of year (000s)       $21,263    $19,548    $25,803    $21,434
Ratio of operating expenses to
  average net assets*                     1.00%      1.00%      1.00%      1.00%++
Ratio of net investment income to
  average net assets*                     2.26%      2.59%      3.37%      3.03%++
Portfolio turnover rate                 108.41%    109.20%     89.58%    105.17%

Average commission rate @              $0.0266         --         --         --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3)                         $  0.01    $  0.02    $  0.03    $  0.02

                                                        Class D
                                        -----------------------------------------
                                                  Year ended March 31
                                        -----------------------------------------
                                       1997***    1996***     1995       1994**
---------------------------------------------------------------------------------
Net asset value, beginning of year     $ 10.27    $  8.75    $  8.93    $  8.78
Net investment income*                    0.13       0.15       0.20       0.16
Net realized and unrealized gain
  (loss) on investments, foreign
  currency and forward contracts          1.05       1.72      (0.13)      0.40
                                        --------  --------   --------   ---------
  Total from investment   operations      1.18       1.87       0.07       0.56
                                        --------  --------   --------   ---------
Dividends from net investment income     (0.20)     (0.19)     (0.11)     (0.18)
Distributions from net realized
  gains                                  (0.87)     (0.16)     (0.14)     (0.23)
                                        --------  --------   --------   ---------
  Total distributions                    (1.07)     (0.35)     (0.25)     (0.41)
                                        --------  --------   --------   ---------
Net asset value, end of year           $ 10.38    $ 10.27    $  8.75    $  8.93
                                        ========  ========   ========   =========
Total return                             11.64%+    21.54%+     0.82%+     6.31%+++
Net assets at end of year (000s)       $17,485    $13,061    $12,772    $ 7,117
Ratio of operating expenses to
  average net assets*                     2.00%      2.00%      2.00%      2.00%++
Ratio of net investment income to
  average net assets*                     1.26%      1.60%      2.39%      2.03%++
Portfolio turnover rate                 108.41%    109.20%     89.58%    105.17%

Average commission rate @              $0.0266         --         --         --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3)                         $  0.01    $  0.02    $  0.03    $  0.03

--------------------------------------------------------------------------------

++  Annualized.

**  June 1, 1993 (commencement of share class designations) to March 31, 1994.

*** Per-share figures have been calculated using the average shares method.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ For fiscal years beginning on or after April 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Income Trust and the Shareholders of State Street Research Managed Assets

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Managed Assets (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997, by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
May 9, 1997

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Managed Assets provided shareholders with consistent performance during the year, in line with its broadly diversified portfolio. For the 12 months ended March 31, 1997, Class A shares returned +12.49% (does not reflect sales charge). The Fund outperformed the average for Lipper Analytical Services' Flexible Portfolio Funds, which was +10.13% for 196 fund classes.

It was a year of generally rising stock prices that peaked in mid-March of 1997 and then experienced a modest correction during the last weeks of the period. Returns were positive in all areas in which the Fund invests, but varied considerably among asset classes. The Fund's overweighting in stocks helped performance, particularly the portfolio's value stock and inflation-responsive holdings. Small-company stocks, which had made a very strong contribution early in the year, were hit hardest in the first quarter of 1997 and dampened Fund performance.

Bond returns improved over the year. High-yield bonds continued as the top performers and international bonds rebounded from their disappointing returns the year before.

The Fund's asset allocation changed little during the year. The portfolio continued its emphasis on stocks, with the equity allocation increasing from 54% on March 31, 1996 to 55% a year later. Bond allocation decreased from 27% to 25%, inflation-responsive holdings remained steady at 12%, and cash increased slightly from 7% to 8%.

March 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used measure of bond market performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

               Change In Value of $10,000 Based On The S&P 500
              And The Lehman Brothers Government/Corporate Index
              Compared To Change In Value of $10,000 Invested In
                                Managed Assets


Class A Shares

---------------------------------
   Average Annual Total Return
---------------------------------
1 Year    5 Years    Life of Fund
---------------------------------
+7.43%    +11.56%      +10.92%
---------------------------------

        Managed Assets   LB Gov't/Corp Index      S&P 500
12/88   9550             10000                    10000
3/89    9957             10111                    10708
3/90    11030            11293                    12767
3/91    11478            12703                    14603
3/92    13003            14149                    16212
3/93    15154            16172                    18678
3/94    16815            16621                    18951
3/95    17070            17381                    21896
3/96    20918            19280                    28918
3/97    23531            20140                    34649


Class B Shares

---------------------------------
  Average Annual Total Return
---------------------------------
1 Year   5 Years   Life of Fund
---------------------------------
+6.76%   +11.70%     +11.15%
---------------------------------

        Managed Assets   LB Gov't/Corp Index      S&P 500
12/88   10000            10000                    10000
3/89    10426            10111                    10708
3/90    11550            11293                    12767
3/91    12019            12703                    14603
3/92    13616            14149                    16212
3/93    15868            16172                    18678
3/94    17495            16621                    18951
3/95    17638            17381                    21896
3/96    21425            19280                    28918
3/97    23945            20140                    34649


Class C Shares

---------------------------------
   Average Annual Total Return
---------------------------------
1 Year    5 Years    Life of Fund
---------------------------------
+12.77%   +12.80%     +11.66%
---------------------------------

        Managed Assets   LB Gov't/Corp Index      S&P 500
12/88   10000            10000                    10000
3/89    10426            10111                    10708
3/90    11550            11293                    12767
3/91    12019            12703                    14603
3/92    13616            14149                    16212
3/93    15868            16172                    18678
3/94    17661            16621                    18951
3/95    17974            17381                    21896
3/96    22053            19280                    28918
3/97    24869            20140                    34649


Class D Shares

---------------------------------
   Average Annual Total Return
---------------------------------
1 Year   5 Years    Life of Fund
---------------------------------
+10.64%  +11.95%       +11.15%
---------------------------------

        Managed Assets   LB Gov't/Corp Index      S&P 500
12/88   10000            10000                    10000
3/89    10426            10111                    10708
3/90    11550            11293                    12767
3/91    12019            12703                    14603
3/92    13616            14149                    16212
3/93    15868            16172                    18678
3/94    17504            16621                    18951
3/95    17647            17381                    21896
3/96    21449            19280                    28918
3/97    23945            20140                    34649

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

Report on Special Meeting of ShareholdersA Special Meeting of Shareholders of State Street Research Managed Assets ("Fund"), along with shareholders of other series of State Street Research Income Trust ("Meeting"), was convened on July 19, 1996. The results of the Meeting are set forth below.

                                                         Votes (millions
                                                            of shares)
                                                        ------------------
                                                         For     Withheld
                                                        -----   ----------
1. The following persons were elected as Trustees:
    Thomas L. Phillips                                   97.9      2.6
    Toby Rosenblatt                                      98.2      2.3
    Ralph F. Verni                                       98.0      2.5


                                                             Votes (millions
                                                                of shares)
                                                           ---------------------
Proposal                                                   For  Against   Abstain
                                                           ---  -------   -------
2. The Fund's following investment policies were
   reclassified from fundamental to nonfundamental:
   a. The policy regarding investments in securities of
      companies with less than three (3) years'
      continuous operation                                 19.9   1.3       1.8
   b. The policy regarding investments in illiquid
      securities.                                          19.7   1.4       1.9
3. The Fund's fundamental policy regarding investments in
   commodities and commodity contracts was amended.        19.6   1.4       1.9
5. The Fund's fundamental policies regarding
   diversification of investments were amended             20.1   1.1       1.8
6. The Fund's fundamental policy regarding industry
   concentration was amended.                              19.8   1.2       2.0
8. The Master Trust Agreement was amended to permit the
   Trustees to reorganize, merge or liquidate a fund
   without prior shareholder approval.                     83.0   9.8       7.6
9. The Master Trust Agreement was amended to eliminate
   specified time permitted between the record date and
   any shareholders meeting.                               86.2   6.3       8.0

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Managed Assets
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Bartlett R. Geer
Vice President

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking (Morgan
Guaranty Trust Company of
New York); presently engaged
in private investments and
civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[back cover]

State Street Research Managed Assets
One Financial Center
Boston, MA 02111

[indicia]
Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
         State Street Research
         Shareholder Services
         P.O. Box 8408
         Boston, MA 02266-8408

[State Street Research Logo]

This report is prepared for the general information of current shareholders. When used in the general solicitation of investors, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar award recognizes quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  3961-970520(0698)SSR-LD

Cover Illustration by Dorothy Cullinan                            MA-273D-597IBS